As filed with the Securities and Exchange Commission on October 30, 2009

1933 Act File No. 002-98635

1940 Act File No. 811-04337

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ X ]
Pre-Effective Amendment No. ____	[ ]
Post-Effective Amendment No. 32	[ X ]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ X ]
Amendment No. 31	[ X ]
(Check appropriate box or boxes.)

EAGLE CASH TRUST
(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway
St. Petersburg, FL 33716
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 567-8143

STEPHEN G. HILL, PRESIDENT
880 Carillon Parkway
St. Petersburg, FL 33716
(Name and Address of Agent for Service)

Copy to:
FRANCINE J. ROSENBERGER, ESQ.

K&L Gates LLP

1601 K Street, NW

Washington, D.C. 20006-1600

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b)
[ X ]	on November 1, 2009 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EAGLE CASH TRUST

CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

Cover Sheet

Contents of Registration Statement

Prospectus

Statement of Additional Information

Part C of Form N-1A

Signature Page

Exhibits

Prospectus

November 1, 2009

Money Market Fund

Class A: HCTXX  |  Class C: HCTCC

Municipal Money Market Fund

Class A: HCMXX

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These securities have not been approved or disapproved by the Securities and Exchange Commission (“Commission”), nor has the Commission passed upon the accuracy or adequacy of the funds’ prospectus. Any representation to the contrary is a criminal offense.

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Eagle Money Market Funds

MONEY MARKET FUND  |  11.01.2009

Summary of Money Market Fund

Investment objective  |  The Eagle Cash Trust – Money Market Fund’s (the “fund”) objective is to achieve maximum current income consistent with stability of principal.

Fees and expenses  |  The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the fund. The fund’s expenses are based on actual expenses incurred for the fiscal year ended August 31, 2009.

Shareholder fees (fees paid directly from your investment):	Class A		Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None		None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price or redemption proceeds, whichever is lower)	None	(1)	1	%(2)

Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment			Class A and Class C shares
Management Fees			0.42%
Distribution and Service (12b-1) Fees			0.15%
Other Expenses			0.16%
Total Annual Fund Operating Expenses (3)			0.73%
Fee Reduction (3)			(0.29)%
Net Expenses			0.44%

(1)	If you purchased $1,000,000 or more of Class A shares of another Eagle mutual fund that were subject to a front-end sales charge and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (“CDSC”) at the time of sale. Any period of time you hold shares of an Eagle money market fund will not be counted for purposes of calculating the CDSC. CDSCs apply only to shares acquired through exchange from another Eagle mutual fund.
(2)	Eliminated after the first year.
(3)	As the fund’s asset levels change, the fund’s fees and expenses may differ from those reflected in the preceding table. For example, as asset levels decline, expense ratios may increase. Effective January 29, 2009, the manager voluntarily agreed to cap its investment advisory fee and/or reimburse certain expenses of the fund to the extent that it becomes necessary in order to maintain a positive yield. There is no guarantee that the fund will be able to maintain a positive yield. Any reimbursement of fund expenses or reduction in the manager’s investment advisory fees under this agreement is subject to reimbursement by the fund within the following three fiscal years if the Fund’s gross yield exceeds 1.50% and to the extent that the annual operating expense rate for each class does not exceed 0.74% of its average daily net assets.

Expense example  |  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class	Year 1	Year 3	Year 5	Year 10
A shares and C shares	$45	$204	$377	$879

Principal investment strategies  |  The fund seeks to achieve its objective by investing in a variety of high-quality money market instruments that either mature or reset in 397 days or less. The average dollar-weighted maturity of the fund’s investment portfolio is 90 days or less. The fund’s portfolio is managed subject to certain requirements, designed so that the fund may maintain a stable net asset value (“NAV”) (price of $1.00 per share). These include requirements for (i) maintaining high credit quality in the fund’s investment portfolio, (ii) a short average portfolio maturity to reduce the effects of changes in interest rates on the value of the fund’s securities and (iii) diversifying the fund’s investments among issuers to reduce the effects of a default by any one issuer on the value of the fund’s shares.

Principal risks  |  All investments carry risks to some degree. The fund cannot be certain that it will achieve its investment objective. The fund’s main risks are those that could affect the overall yield of the fund and that security selection by the fund’s manager, Eagle Asset Management, Inc. (“Eagle”) may cause the fund’s yield to be lower than the yields of other funds with similar investment objectives. The yield paid by the fund is subject to changes in interest rates and market conditions. There is no assurance the fund will avoid principal losses in the event, among other things, that any fund instrument has its credit rating downgraded or defaults or interest rates rise sharply in an unusually short period of time. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Bank concentration risk  |  Bank obligations and instruments secured by bank obligations include fixed, floating or variable rate certificates of deposit, time deposits, letters of credit, bankers’ acceptances and bank notes. Under certain circumstances, the fund may concentrate its investments in bank obligations (such as certificates of deposits) issued by domestic banks. This will subject the fund to bank concentration risks, including adverse economic and regulatory developments, which could affect the banks’ ability to meet their obligations.

Credit risk  |  Because the fund may invest in notes, bonds and commercial paper, there is a risk that the issuers of these instruments will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its instruments and may affect their value. If a portfolio instrument declines in credit quality or goes into default, it also could affect the fund’s yield.

Government-sponsored enterprises risk  |  Securities held by the fund that are issued by government-sponsored enterprises (“GSE”), such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), are not backed by the full faith and credit of the U.S. Government.

Inflation risk  |  There is the risk that the value of your investment could be eroded over time by the effects of inflation.

eagleasset.com  |  1

Eagle Money Market Funds

MONEY MARKET FUND  |  11.01.2009

Interest rate risk  |  There is a risk that a decline in short-term interest rates would lower the fund’s yield and the return on your investment. Changes in interest rates also may change the resale value of the instruments held in the fund’s portfolio. When interest rates go up, the market values of previously issued money market instruments generally decline. When interest rates decline, the fund’s new investments are likely to be in money market instruments paying lower rates than the rest of the fund’s portfolio. The rate of the fund’s income will vary from day to day, generally reflecting changes in overall short-term interest rates.

Issuer and market risk  |  The prices of, and the income generated by, securities held by the fund may decline in response to certain events, such as general economic and market conditions, regional or global economic instability, interest rate fluctuations, and those events directly involving the issuers.

Liquidity risk  |  The fund might be unable to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the fund’s liquidity. Market developments may cause the fund’s investments to become less liquid and subject to erratic price movements. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.

Money market fund risk  |  The fund is a money market fund, and an investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities.

Tax Risk  |  The fund’s income may be subject to AMT. There is no guarantee that all of the fund’s income will remain exempt from Federal and state income taxes. Income from municipal bonds held by the fund may be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or non-compliant conduct of a bond issuer.

Performance  |  The bar chart and table below illustrate annual fund returns for the periods ended December 31. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class A share performance from one year to another. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

During 10 year period:	Return	Quarter ended
Best Quarter	1.50%	September 30, 2000
Worst Quarter	0.00%	September 30, 2009

Year to date total return as of September 30, 2009: 0.03% (not annualized).

Average annual returns (for the period ended December 31, 2008):

Period	Class A and Class C shares
1-Year	1.78%
5-Year	2.74%
10-Year	2.89%

To obtain the fund’s current 7-day yield, please call Eagle at 800.421.4184 or visit our website at eagleasset.com.

Management   |  Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, is the fund’s investment adviser.

Purchase and sale of fund shares   |  You may purchase or redeem shares of the fund on any business day through your financial intermediary, by mail (Eagle Fund Services, Inc., P.O. Box 33022, St. Petersburg, FL 33733-8022), or by telephone (800.421.4184). Shares may also be purchased by check, wire, or electronic bank transfer. The minimum initial purchase for Class A and Class C shares in a regular account is $1,000, the minimum initial purchase in a retirement account is $500, and the minimum subsequent purchase through a periodic investment program is $50.

Tax information   |  The fund expects that its dividends, and any dividends from the excess of net short-term capital gain over net long-term capital loss (which are distributed monthly), will be taxed as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to broker-dealers and other financial intermediaries   |  If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Eagle Money Market Funds

MUNICIPAL MONEY MARKET FUND  |  11.01.2009

Summary of Municipal Money Market Fund

Investment objective   |  The Eagle Cash Trust – Municipal Money Market Fund (the “fund”) seeks to achieve maximum current income exempt from Federal income tax consistent with stability of principal.

Fees and expenses  |  The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the fund. The fund’s expenses are based on actual expenses incurred for the fiscal year ended August 31, 2009.

Shareholder fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price or redemption proceeds, whichever is lower)	None (1)

Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment):
Management Fees	0.43%
Distribution and Service (12b-1) Fees	0.15%
Other Expenses	0.10%
Total Annual Fund Operating Expenses (2)	0.68%
Fee Reduction (2)	(0.18)%
Net Expenses	0.50%

(1)	If you purchased $1,000,000 or more of Class A shares of another Eagle mutual fund that were subject to a front-end sales charge and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (“CDSC”) at the time of sale. Any period of time you hold shares of an Eagle money market fund will not be counted for purposes of calculating the CDSC. CDSCs apply only to shares acquired through exchange from another Eagle mutual fund.
(2)	As the fund’s asset levels change, the fund’s fees and expenses may differ from those reflected in the preceding table. For example, as asset levels decline, expense ratios may increase. During the Fund’s fiscal year, the Manager has agreed to waive its fees and/or reimburse expenses to each class to the extent that the annual operating expenses rate exceeds 0.74% of its average daily net assets. The expense limitation excludes interest, taxes, brokerage commissions, extraordinary expenses, such as the U.S. Treasury Guarantee Program fees, and includes offset expense arrangements with the Fund’s custodian. The agreement allows the Manager the right to recover, from the Fund, any fees waived and/or reimbursed if the total annual operating expenses are less than the expense limitation then in effect. The fees can be recovered within the two fiscal years following the year for which the fees were waived and/or reimbursed. Effective January 29, 2009, the manager voluntarily agreed to cap its investment advisory fee and/or reimburse certain expenses of the fund to the extent that it becomes necessary in order to maintain a positive yield. There is no guarantee that the fund will be able to maintain a positive yield. Any reimbursement of fund expenses or reduction in the manager’s investment advisory fees under this agreement is subject to reimbursement by the fund within the following three fiscal years if the Fund’s gross yield exceeds 1.50% and to the extent that the annual operating expense rate for each class does not exceed 0.74% of its average daily net assets.

Expense example   |  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class	Year 1	Year 3	Year 5	Year 10
Fund costs	$51	$199	$361	$830

Principal investment strategies   |  The fund seeks to achieve its objective by investing at least 80% of its assets in a variety of high-quality municipal securities with remaining maturities of 397 days or less. The fund’s portfolio is managed subject to requirements, designed so that the fund may maintain a stable net asset value (“NAV”) (price of $1.00 per share). These include requirements for (i) maintaining high credit quality in the fund’s investment portfolio, (ii) a short average portfolio maturity to reduce the effects of changes in interest rates on the value of the fund’s securities and (iii) diversifying the fund’s investments among issuers to reduce the effects of a default by any one issuer on the value of the fund’s shares.

Tax-exempt municipal securities are municipal securities paying interest which is exempt from Federal income tax but may or may not be an item of tax preference for purposes of the Federal alternative minimum tax (“AMT”). The interest on tax-exempt municipal securities may be subject to state and local income taxes or other taxes, such as AMT. The fund seeks to minimize AMT consequences of the investments.

Principal risks   |  All investments carry risks to some degree. The fund cannot be certain that it will achieve its investment objective. The fund’s main risks are those that could affect the overall yield of the fund and that security selection by the fund’s subadviser, AllianceBernstein L.P. (“Alliance”), may cause the fund’s yield to be lower than the yields of other funds with similar investment objectives. The yield paid by the fund is subject to changes in interest rates and market conditions. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. There is no assurance the fund will avoid principal losses in the event, among other things, that any fund instrument has its credit rating downgraded or defaults or interest rates rise sharply in an unusually short period of time.

Credit risk   |  Because the fund may invest in notes, bonds and commercial paper, there is a risk that the issuers of these instruments will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its instruments and may affect their value. If a portfolio instrument declines in credit quality or goes into default, it also could affect the fund’s yield.

Inflation risk   |  There is the risk that the value of your investment could be eroded over time by the effects of inflation.

Interest rate risk   |  There is a risk that a decline in short-term interest rates would lower the fund’s yield and the return on your investment. Changes in interest rates also may change the resale value of the instruments held in the fund’s portfolio. When interest rates go up, the market values of previously issued money market instruments generally decline. Also, the fund’s new investments are likely to be in money market instruments paying lower rates than the rest of the fund’s portfolio when interest rates decline. The rate of the fund’s income will vary from day to day, generally reflecting changes in overall short-term interest rates.

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Eagle Money Market Funds

MUNICIPAL MONEY MARKET FUND  |  11.01.2009

Issuer and market risk   |  The prices of, and the income generated by, securities held by the fund may decline in response to certain events, such as general economic and market conditions, regional or global economic instability, interest rate fluctuations, and those events directly involving the issuers, or in the case of industrial development revenue bonds, the company for whose benefit the bonds are being issued.

Liquidity risk   |  The fund might be unable to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the fund’s liquidity. Market developments may cause the fund’s investments to become less liquid and subject to erratic price movements. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.

Money market fund risk  |  An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities.

Municipal securities risk  |  The value of, payment of interest and repayment of principal with respect to, and the ability of the fund to sell, a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations and voter initiatives as well as the economics of the regions in which the fund invests. Revenue bonds are not backed by the taxing power of the issuing municipality. To the extent that a municipal security in which the fund invests is not heavily followed by the investment community or such security issue is relatively small, the security may be difficult to value or sell at a fair price.

Tax risk   |  The fund’s income may be subject to AMT. There is no guarantee that all of the fund’s income will remain exempt from Federal and state income taxes. Income from municipal bonds held by the fund may be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or non-compliant conduct of a bond issuer.

Performance  |  The bar chart and table below illustrate annual fund returns for the periods ended December 31. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s performance from one year to another, net of all recurring fees and including reinvested dividends. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

During 10 year period:	Return	Quarter ended
Best Quarter	0.94%	December 31, 2000
Worst Quarter	0.00%	September 30, 2009

Year to date total return as of September 30, 2009: 0.01% (not annualized).

Average annual returns (for the period ended December 31, 2008):

Period	Class A shares
1-year	1.42%
5-year	1.92%
10-year	1.92%

To obtain the fund’s current 7-day yield, please call Eagle at 800.421.4184 or visit our website at eagleasset.com.

Management   |  Eagle Asset Management, Inc. (“Eagle”) is the fund’s investment adviser.

Subadviser  |  AllianceBernstein L.P. serves as the subadviser to the Municipal Money Market Fund.

Purchase and sale of fund shares  |  You may purchase or redeem shares of the fund on any business day through your financial intermediary, by mail (Eagle Fund Services, Inc., P.O. Box 33022, St. Petersburg, FL 33733-8022), or by telephone (800.421.4184). Shares may also be purchased by check, wire, or electronic bank transfer. The minimum initial purchase in a regular account is $1,000, the minimum initial purchase in a retirement account is $500, and the minimum subsequent purchase through a periodic investment program is $50.

Tax information  |  The fund expects to make distributions, called “exempt-interest dividends,” that are exempt from Federal income tax. Exempt-interest dividends will not necessarily be exempt from state and local income or other taxes, such as the Federal AMT. The fund also may pay taxable dividends, including monthly dividends from net short-term capital gains, if any.

Payments to broker-dealers and other financial intermediaries   |  If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Eagle Money Market Funds

PROSPECTUS  |  11.01.2009

Additional Information on Investment Strategies

Money Market Fund   |  The fund invests primarily in money market instruments such as short-term debt issued by U.S. and foreign governments, U.S. government-sponsored enterprises, domestic and foreign corporations, financial institutions and other entities. Examples of short-term instruments include: commercial paper, bank obligations, repurchase agreements, money market funds, other corporate debt obligations and government debt obligations.

As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in cash, U.S. Treasury or Agency securities or may take positions that are inconsistent with its principal investment strategies. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

Municipal Money Market Fund   |  Examples of securities in which the fund invests include municipal notes, commercial paper, short-term municipal bonds and variable rate obligations. The remaining portion of the fund’s investment portfolio may be invested in short-term taxable investments, which include U.S. government obligations, bank obligations and repurchase agreements. The average dollar-weighted portfolio maturity of the fund’s investment portfolio is 90 days or less.

As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in cash, U.S. Treasury or Agency securities or may take positions that are inconsistent with its principal investment strategies. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

Who Manages Your Fund

Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, is the funds’ investment adviser and administrator. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc., which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. Eagle manages, supervises and conducts the business and administrative affairs of the funds. Eagle had approximately $16.6 billion in assets under management as of September 30, 2009.

Each fund paid an aggregate annual investment advisory and administration fee as a percentage of net assets during the fiscal year ended August 31, 2009, as follows:

Money Market Fund	0.42%
Municipal Money Market Fund	0.43%

AllianceBernstein L.P., 1345 Avenue of Americas, New York, NY 10105, serves as the subadviser to the Municipal Money Market Fund. Alliance is an indirect subsidiary controlled by AXA Financial, Inc. Alliance had approximately $498 billion in assets under management as of September 30, 2009.

A full discussion regarding the basis on which the Board of Trustees approved the advisory and subadvisory agreements is included in the annual report of the funds for the fiscal year ended August 31, 2009.

Choosing a Class of Shares

The Money Market Fund offers two classes of shares, Class A and Class C, and the Municipal Money Market Fund offers Class A shares. The primary purpose for investing in Class C shares is to take advantage of the Money Market Fund exchange privilege into Class C shares of another Eagle mutual fund. It is important to note that any holding periods for purposes of determining a CDSC are suspended while your funds are invested in the Money Market Fund and/or the Municipal Money Market Fund.

Class A shares   |  You may purchase Class A shares at net asset value (“NAV”) with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. If you acquire Class A shares through exchange from another Eagle mutual fund that are subject to a CDSC, you may pay a 1% CDSC at the time of sale.

Class C shares  |  You may purchase Class C shares at NAV with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. If you acquire Class C shares of the Money Market Fund through exchange from another Eagle mutual fund, your subsequent sale of those shares may be subject to a CDSC of 1% of the lower of the current NAV or purchase price, if redeemed within one year of the purchase date. This CDSC may be waived under certain circumstances.

eagleasset.com  |  5

Eagle Money Market Funds

PROSPECTUS  |  11.01.2009

How To Invest

You generally buy and redeem shares at the fund’s next determined NAV after the fund’s transfer agent, Eagle Fund Services, Inc. (“EFS”), receives your request in good order. NAVs are determined only on days when the New York Stock Exchange (“NYSE”) is open for regular trading.

There are several ways to invest in the funds, although the availability of these services may be limited by your financial intermediary. Your financial intermediary may set their own minimum purchase, balance, or other eligibility requirements. The minimum investment for each fund, which may be waived at the discretion of EFS, is:

Type of account	Initial investment	Subsequent investment
Regular account	$1,000	No minimum
Periodic investment program	$50	$50 per month
Retirement account	$500	No minimum

Through your financial advisor  |  You may invest in a fund by contacting your financial advisor. Your financial advisor can help you open a new account and help you review your financial needs and formulate long-term investment goals and objectives. Your financial intermediary will transmit your request to the fund and may charge you a fee for this service and may designate other intermediaries to receive orders on the fund’s behalf.

Your financial advisor may have established a sweep program with the funds for investors who maintain a brokerage account with a participating dealer. Free credit cash balances arising from sales of securities for cash, redemptions of debt securities, dividend and interest payments and funds received from brokerage investors may be invested automatically in the Municipal Money Market Fund or the Money Market Fund’s Class A shares. These sweep programs are subject to the respective participating dealer’s minimum balance, eligibility, and other requirements. For additional information regarding sweep programs, contact your financial advisor.

By mail  |  You may invest in a fund by completing and signing an account application available from Eagle or your financial advisor. In order to open a new account, you must designate a financial advisor affiliated with a financial intermediary authorized to sell fund shares and complete the financial advisor section, including signature, of the application. Indicate the fund, the class of shares and the amount you wish to invest. Make your check payable to the specific fund and class of shares you are purchasing. Checks must be drawn on an account at a U.S. bank. Additionally, EFS does not accept third party checks or cash. Mail the application and your payment to: Eagle Fund Services, Inc., P.O. Box 33022, St. Petersburg, FL 33733.

By telephone  |  If you provide your bank account information on your application, EFS can initiate a purchase from that account. Complete the appropriate sections of the Eagle account application and attach a voided check to activate this service. This method cannot be used to open a new account.

By periodic investment program   |  We offer several plans to allow you to make regular, automatic investments into a fund. You determine the amount and frequency of your investments. You can terminate your plans at any time. Availability of these plans may be limited by your financial advisor or dealer.

From your bank account  |  You may instruct us to transfer funds from a specific bank checking account to your Eagle account. The service is only available in instances in which the transfer can be effected by automated clearing house transfers (“ACH”). Complete the appropriate sections of the account application or the Eagle direct payment plan form to activate this service. Eagle reserves the right to cancel a periodic investment program if payment from your bank is rejected for two consecutive periods or if you make regular withdrawals from your account without maintaining the minimum balance.

Automatic exchange  |  You may make automatic regular exchanges between two or more Eagle mutual funds. These exchanges are subject to the exchange requirements discussed below. The intent of these plans is to encourage you to increase your Eagle account balance to a fund’s minimum investment. If you discontinue any of these plans, or make regular withdrawals from your account without maintaining the minimum balance, we may require you to buy more shares to keep your account open or we may close your account.

By direct deposit  |  You may instruct your employer, insurance company, the Federal government or other organization to direct all or part of the payments you receive to your Eagle account. All payments from the U.S. government, including payroll, pension, Social Security and income tax refunds are eligible for this service. The following information must be provided to the payor in the enrollment process:

Bank Routing Number:             0 1 1 0 0 0 0 2 8

Account Number: 7 7 0 0 1 f f a a a a a a a a a a

“f” represents the two digit fund code for Money Market Class A (91), Money Market Class C (95), or Municipal Money Market (81). “a” represents the first 10 digits of your Eagle account number. All Eagle account numbers begin with 44 or 66. For example, if your Eagle account number is 44123456789 and you wish to establish a direct deposit to the Money Market Fund—Class A, you would enter 77001914412345678. The account must be designated as a checking account.

Please note that these instructions are different than the Federal Reserve wire instructions that follow and also are different than the information shown on your checkbook.

By wire   |  You may invest in a fund by Federal Reserve wire sent from your bank as long as the wire is in U.S. Dollars. Mail your completed and signed account application to Eagle. Contact EFS at 800.421.4184 or your financial advisor to obtain wire instructions and your account number before sending the wire. Your bank may charge a wire fee.

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Eagle Money Market Funds

PROSPECTUS  |  11.01.2009

How To Sell Your Investment

You can sell, or redeem, shares of your fund for cash at any time, subject to certain restrictions. When you sell shares, payment of the proceeds (less any applicable CDSC) generally will be made the next business day after your order is received. If you sell shares that were recently purchased by check or ACH, payment will be delayed until we verify that those funds have cleared, which may take up to two weeks. Transactions submitted by a third party via the ACH Network will be accepted at the discretion of EFS. Contact EFS for further details.

Selling shares   |  You may contact your financial advisor or EFS with instructions to sell your investment in the following ways (availability of these options may be limited by your financial advisor or institution):

Through your financial advisor  |  You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial intermediary will transmit your request to sell shares of your fund and may charge you a fee for this service and may designate other intermediaries to receive orders on the fund’s behalf. Your financial advisor may have established a sweep program with the funds for investors who maintain a brokerage account with a participating dealer. Brokerage cash debits arising from purchases of securities for cash or other brokerage activity will automatically sweep from the Municipal Money Market Fund or the Money Market Fund’s Class A shares for active program participants.

By telephone   |  You may sell shares by calling EFS at 800.421.4184 prior to the close of regular trading on the NYSE which is typically 4:00 p.m. Eastern time. If you do not wish to have telephone redemption privileges, you should notify EFS in writing, or complete the appropriate section of the account application. For your protection, telephone requests may be recorded in order to verify their accuracy and monitor call quality. In addition, we will take measures to verify the identity of the caller, such as asking for name, account number, taxpayer ID number and other relevant information. If appropriate measures are taken, we are not responsible for any losses that may occur to any account due to an unauthorized telephone call. When redeeming shares by telephone, payment of less than $100,000 can be made (i) directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form (funds are generally available in your bank account two to three business days after we receive your request), or (ii) by check to your address of record, provided there has not been an address change in the last 30 calendar days.

In writing  |  You may sell shares by sending a letter of instruction. Specify the fund and share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell. Mail the request to Eagle Fund Services, Inc., P.O. Box 33022, St. Petersburg, FL 33733.

All registered owners on the account must sign the request. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

A medallion signature guarantee of your request is required if the redemption is (i) $100,000 and greater, (ii) sent to an address other than the address of record, or pre-authorized bank or brokerage firm account, (iii) sent to a payee other than the shareholder of record, or (iv) sent to an address of record that has been changed within the past 30 calendar days. A medallion signature guarantee helps protect your account against fraud. We will only accept official signature guarantees from participants in our medallion signature guarantee program, which includes most banks and securities dealers. A notary public cannot guarantee your signature.

Payment for a written request can be made (i) directly to a bank account titled the same as your Eagle account for which you have previously provided information to us in writing on your account application or subsequent form (funds are generally available in your bank account two to three business days after we receive your request), or (ii) by check to your address of record, provided there has not been an address change in the last 30 calendar days.

Checkwriting   |  Unless restricted by your financial intermediary, you may write checks against your Municipal Money Market account or your Money Market Class A account if you request and properly complete a signature card. All account owners and authorized signers must sign the card. It is important to note that in cases of dual signatures on checks, only one signature will be reviewed for authorization. Certain check truncation transactions, such as Electronic Check Conversion, are not acceptable redemption instructions and will not be honored. There may be a charge for writing checks.

Your account must maintain a $1,000 balance in order for checks to be ordered and checks must be written for at least $100. EFS may waive these requirements at its discretion. You must notify EFS immediately if your checks are lost or stolen or you believe that unauthorized activity has taken place in your account. EFS generally charges a fee for all attempted check redemptions in which the amount of the check exceeds the available assets in your Eagle fund account, for placing a stop payment order on a check, for providing copies of previously paid checks, or for certain special check printing services. Additional checks may be ordered by contacting EFS or by mailing the reorder form found in your checkbook. For security and check processing reasons, you must order checks from EFS. EFS cannot be responsible for any check not ordered from EFS that is returned unpaid to the payee. Additionally, EFS cannot be responsible for a failure to execute a stop payment request on any check not ordered from EFS.

Systematic withdrawal plan   |  You may establish a plan for periodic withdrawals from your account. Withdrawals can be made on the 1st, 5th, 10th or 20th day of the month at monthly, quarterly, semiannual or annual intervals. If such a day falls on a weekend or holiday, the withdrawal will take place on the next business day. To establish a plan, complete the appropriate section of the account application or the Eagle systematic withdrawal form (available from your financial advisor, EFS, or through our website at eagleasset.com) and send that form to EFS. EFS reserves the right to cancel systematic withdrawals if insufficient shares are available for two or more consecutive months.

eagleasset.com  |  7

Eagle Money Market Funds

PROSPECTUS  |  11.01.2009

Application of CDSC   |  To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have been held the longest. There is no CDSC on shares acquired through reinvestment of dividends or other distributions. However, any period of time you held shares of an Eagle money market fund will not be counted for purposes of calculating the CDSC.

How To Exchange Your Shares

You can exchange shares of one Eagle fund for shares of the same class of any other Eagle fund, subject to the investment requirements of that fund. Obtain a Prospectus of that fund from your financial advisor, Eagle or through our website at eagleasset.com. You may exchange your shares by calling your financial advisor or Eagle if you exchange to like-titled Eagle accounts. Written instructions with a medallion signature guarantee are required if the accounts are not identically registered.

Shares of an Eagle money market fund that have not previously been subject to an initial sales charge or CSDC holding period will be subject to the initial purchase conditions of that fund. Shares that have previously paid a sales charge in an Eagle fund will exchange with no additional sales charge. Each Eagle mutual fund may terminate the exchange privilege upon 60 days notice.

Account and Transaction Policies

Price of shares  |  The funds’ regular business days typically are the same as those of the NYSE, normally Monday through Friday. In certain limited circumstances, a fund, in its discretion, may designate other days as a business day on which it will accept purchases and redemptions (but typically not exchanges between a fund and other Eagle mutual funds). The NAV for each class of a fund is determined each business day as of the close of regular trading on the NYSE, or such other time as designated by a fund if, in its discretion, the fund accepts orders on days when the NYSE is closed. The share price is calculated by dividing a class’s net assets by the number of its outstanding shares. The funds use the amortized cost method of security valuation. The amortized cost of an instrument is determined by valuing it at cost at the time of purchase and, thereafter, accreting/amortizing any purchase discount/premium at a constant rate until maturity.

Timing of orders   |  All orders to purchase or sell shares are executed at the next NAV calculated after the order has been received in “good order” by the funds, Eagle Fund Distributors, Inc. (the “Distributor”) or a participating dealer. Orders are accepted until the close of regular trading on the NYSE every business day, and are executed the same day at that day’s NAV. Each fund reserves the right to accept and execute orders at such other time as designated by the fund if it accepts orders on days when the NYSE is closed. Orders received after the close of regular trading will be executed at the NAV determined as of the close of regular trading on the next trading day. If you participate in a sweep program, your fund purchases usually will be made on the next business day following the day that credit balances are generated in your account at your financial intermediary. However, credit balances arising from funds placed in your account by check are subject to your financial intermediary’s cash availability policy. You will not earn dividends or distributions on investments in the fund until the day after settlement of any purchase order. You will earn dividends and distributions, if any, up to and including the date you submit your redemption order.

Account registration options   |  Eagle offers several options for registering your account. To establish a Transfer on Death (“TOD”) arrangement, an additional TOD agreement is required. Additionally, Eagle offers a range of IRA retirement plans including Traditional, Roth, SEP and SIMPLE IRA plans. IRA plans require a separate adoption agreement as well as separate forms to sell your shares. The TOD and IRA agreements are available from your financial advisor, Eagle or through our website at eagleasset.com.

Good order requirements  |  For the funds to process your request, it must be in “good order.” Good order means that you have provided sufficient information necessary to process your request, as outlined in this Prospectus, including any required signatures and medallion signature guarantees. Further, there must not be any restrictions applied to your account. Your request is not considered to be in “good order” by the fund until it meets these requirements.

Customer identification and verification procedures   |  The funds are required under the USA PATRIOT Act to obtain certain information about you in order to open an account. You must provide EFS with the name, physical address (not a P.O. Box), Social Security or other taxpayer identification number, and date of birth of all owners of the account. For entities such as corporations or trusts, the person opening the account on behalf of the entity must provide this information. EFS will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, EFS may employ additional verification methods or refuse to open your account. The information gathered will also be verified when you change the principal physical address on your account. Under certain circumstances, it may be appropriate for EFS to close your account or suspend further activity in an account.

Restrictions on orders   |  The funds and the Distributor reserve the right to reject any purchase or exchange order for any reason and to suspend the offering of fund shares for a period of time. There are certain times when you may not be able to sell shares of a fund or when we may delay paying you the redemption proceeds. This may happen during unusual market conditions or emergencies or when a fund cannot determine the value of its assets or sell its holdings.

Internet website  |  Subject to availability by your financial institution, you may access your account information, including balances and transaction history through our website at eagleasset.com. Additional information, including current fund performance and various account forms and agreements is also available on our website.

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Eagle Money Market Funds

PROSPECTUS  |  11.01.2009

Redemption in kind   |  Although the funds generally intend to pay redemption proceeds solely in cash, the funds have reserved the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property which is known as a redemption in kind. If the amount of the sale is at least $250,000 or 1% of a fund’s assets, we may give you securities from the fund’s portfolio instead of cash. To the extent a fund redeems shares in-kind, the redeeming shareholder assumes a risk of the market price of such securities fluctuating. In addition, the shareholder will bear any brokerage and related costs incurred in disposing or selling the portfolio securities it receives from the fund.

Accounts with below-minimum balances  |  Accounts participating in a brokerage sweep program are subject to the account minimums set by the sponsoring brokerage firm (“program sponsor”). Your program sponsor may have different minimum balance requirements than those stated in this Prospectus. As a result, your fund shares may be redeemed at the program sponsor’s direction if your account does not meet these minimums. For additional information, contact your financial advisor.

If your account balance falls below $1,000, each fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 30 calendar days after notification, each fund reserves the right to close your account and send the proceeds to your address of record.

Frequent purchases and redemptions of fund shares   |  The funds are intended to serve as short-term investment vehicles providing daily liquidity to shareholders. As such the funds’ Board of Trustees has determined not to adopt policies to deter short-term trading of fund shares. Each fund attempts to maintain sufficient liquidity for each fund to satisfy redemption requests. In the event of large net redemptions, due to frequent trading activity or other circumstances, a fund may be required to sell portfolio securities before maturity, possibly causing the fund to underperform compared to other similar money market funds.

Account statements   |  If you purchase shares directly from any fund, you will receive monthly or quarterly statements detailing fund balances and all transactions completed during the prior period. You should verify the accuracy of all transactions in your account as soon as you receive your statements.

Disclosure of portfolio holdings  |  Periodically, customers of the funds express interest in having current portfolio holdings disclosed to them more often than required by law or regulation. To satisfy this request, the funds have adopted a policy on disclosing portfolio holdings to properly manage this process to ensure confidentiality and proper use of this information. A description of the fund’s policy is included in the Statement of Additional Information. Portfolio information can be found on our website at eagleasset.com.

Dividends and Taxes

Each fund declares dividends from its net investment income daily and pays them monthly. Net investment income generally consists of interest income less expenses. The Money Market Fund expects that these dividends, and any dividends from the excess of net short-term capital gain over net long-term capital loss (which are distributed monthly), will be taxed as ordinary income and will not qualify for the reduced maximum rate on “qualified dividend income” individuals receive from certain domestic and foreign corporations. The Municipal Money Market Fund expects to make distributions, called “exempt-interest dividends,” that are exempt from Federal income tax. Exempt-interest dividends will not necessarily be exempt from state and local income or other taxes, such as the Federal AMT. The Municipal Money Market Fund also may pay taxable dividends, including monthly dividends from net short-term capital gains, if any. A portion of those dividends that are taxable may be eligible for the 15% maximum Federal income tax rate applicable (through 2010) to dividends paid to individuals.

Fund dividends are automatically reinvested in your account unless you opt to take your dividends in cash in the form of a check or direct them for purchase of shares of another Eagle mutual fund. EFS reserves the right to convert your dividend payment election from a distribution check to automatic reinvestment if three or more checks are outstanding at any time. Dividends directed to another fund are subject to the investment requirements of that fund, including applicable front-end sales charge or CDSC.

The sale or exchange of shares of a fund will not result in any capital gain or loss to the shareholder to the extent the fund maintains a stable share price of $1.00.

Withholding taxes  |  If you are a non-corporate shareholder and a fund does not have your correct Social Security or other taxpayer identification number or you otherwise are subject to backup withholding, Federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) a portion of your distributions. Any tax withheld may be applied against the tax liability on your tax return. State law may also require us to withhold and pay to your state of residence a portion of your distributions and redemption proceeds.

Tax reporting  |  If your account receives distributions or has withholding or other activity required to be reported to the IRS, we will send you the appropriate tax form that reflects the amount and tax status of that activity. Such tax forms will be mailed early in the year for the prior calendar year in accordance with current IRS guidelines. Generally, fund distributions are taxable to you in the year you receive them. However, any dividends that are declared in October, November or December and paid in January are taxable as if received on December 31.

Because everyone’s tax situation is unique, always consult your tax professional about Federal, state and local tax consequences.

eagleasset.com  |  9

Eagle Money Market Funds

PROSPECTUS  |  11.01.2009

Distributor and Rule 12b-1 Fees

Eagle Fund Distributors, Inc., a wholly owned subsidiary of Eagle, serves as the distributor of the funds. The Distributor may compensate other broker/dealers to promote sales of fund shares.

Each fund has adopted a plan under Rule 12b-1 that allows it to pay distribution and service fees in connection with the promotion and sale of its shares and for certain services provided to shareholders. The Distributor’s role is that of an underwriter and it serves only as an agent for accepting shareholder instructions and does not maintain brokerage accounts for any shareholders. Each class of shares is subject to ongoing Rule 12b-1 fees of up to 0.15% of its average daily net assets. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Financial Intermediary Compensation

Eagle or one or more of its corporate affiliates (“Affiliate” or “Affiliates”) may make cash payments to financial intermediaries in connection with the promotion and sale of shares of the funds. Eagle may also make cash payments to one or more of its Affiliates. Cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. Eagle or Affiliates may make these payments from their own resources and the Distributor may make such payments from the retention of underwriting concessions or 12b-1 fees. In this context, the term “financial intermediaries” includes any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Eagle and/or an Affiliate.

Eagle or its Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of the funds. The benefits that Eagle and its Affiliates receive when these payments are made include, among other things, placing the funds on the financial advisor’s funds sales system, possibly placing the funds on the financial intermediary’s preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the funds in its fund sales system (on its “sales shelf”). Eagle and its Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The revenue sharing payments Eagle or its Affiliates make may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary (“Asset-Based Payments”). Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. The revenue sharing payments Eagle or its Affiliates make may be also calculated on sales of new shares in the funds attributable to a particular financial intermediary (“Sales-Based Payments”). Sales-Based Payments may create incentives for the financial intermediary to, among other things, sell more shares of a particular fund or to switch investments between funds frequently.

Eagle or its Affiliates also may make other payments to certain financial intermediaries for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges, cash sweep payments, or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which Eagle’s or its Affiliates’ personnel may make presentations on the funds to the financial intermediary’s sales force). Financial intermediaries may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. In certain cases, these payments are subject to limitations under applicable law.

An Affiliate may also make payments to financial intermediaries for these services, to the extent that these services replace services that would otherwise be provided by the funds’ transfer agent or otherwise would be a direct obligation of the funds. The funds may reimburse the Affiliate for these payments as transfer agent out-of-pocket expenses. Eagle and its Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of the funds or retain shares of the funds in their clients’ accounts, Eagle and its Affiliates benefit from the incremental management and other fees paid to Eagle and its Affiliates by the funds with respect to those assets.

Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. You can ask your financial intermediary about any payments it receives from Eagle or its Affilliates or the funds, as well as about fees and/or commissions it charges.

10  |  eagleasset.com

Eagle Money Market Funds

PROSPECTUS  |  11.01.2009

Financial Highlights

The financial highlights tables are intended to help you understand the performance of the funds for the periods indicated. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). The tables are a part of the funds’ financial statements, which are included in their annual reports and are incorporated by reference into the Statement of Additional Information (available upon request). The financial statements in the annual reports were audited by PricewaterhouseCoopers LLP, an independent registered certified public accounting firm.

Money Market Fund Class A and Class C Shares for the fiscal years ended August 31

	2009	2008	2007	2006	2005
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations
Net investment income (a)	0.004	0.028	0.046	0.038	0.018

Less distributions
Dividends from net investment income (a)	(0.004)	(0.028)	(0.046)	(0.038)	(0.018)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return (%)	0.42	2.82	4.71	3.90	1.84

Ratios to average daily net assets (%)
With expenses waived/recovered	0.44	0.69	0.71	0.72	0.71

Without expenses waived/recovered	0.73	0.69	0.71	0.72	0.71

Net income
Class A shares	0.41	2.77	4.61	3.84	1.82

Class C shares	0.41	2.63	4.61	3.87	1.76

Net assets, end of period ($ millions)
Class A shares	4,289	4,330	4,344	5,069	4,960

Class C shares	6	5	4	3	2

Municipal Money Market Fund Class A Shares for the fiscal years ended August 31

	2009	2008	2007	2006	2005
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations
Net investment income (a)	0.005	0.019	0.030	0.026	0.014

Less distributions
Dividends from net investment income (a)	(0.005)	(0.019)	(0.030)	(0.026)	(0.014)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return (%)	0.48	1.95	3.05	2.58	1.40

Ratios to average daily net assets (%)
With expenses waived/recovered	0.50	0.64	0.66	0.68	0.69

Without expenses waived/recovered	0.68	0.64	0.66	0.68	0.69

Net income	0.50	1.84	3.01	2.57	1.40

Net assets, end of period ($ millions)	1,461	1,867	1,281	1,207	1,054

(a)	May include net realized gains and losses that are less than $.001 per share.

eagleasset.com  |  11

Eagle Money Market Funds

PROSPECTUS  |  11.01.2009

For More Information

More information on these funds is available free upon request, including the following:

Financial reports  |  Additional information about each fund’s investments is available in each fund’s annual and semiannual reports to shareholders. In those reports, you will find a discussion of the market conditions and investment strategies that affected each fund’s performance during its last fiscal year.

Statement of additional information (“SAI”)  |  Additional information about each fund and its policies may be found in the SAI. A current SAI is on file with the Securities and Exchange Commission (“Commission”) and is incorporated herein by reference (meaning it is legally considered part of this Prospectus).

To obtain the SAI, Prospectus, annual report, semi-annual report, performance information, an account application, a schedule of portfolio holdings found on Form N-Q, other information or to make an inquiry, contact Eagle Family of Funds:

By mail:	P.O. Box 33022
St. Petersburg, Florida 33733

By telephone:	1.800.421.4184

By internet:	eagleasset.com

These documents and other information about the funds can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202.551.8090. Reports and other information about the funds may be viewed on-screen or downloaded from the EDGAR Database on the Commission’s Internet web site at www.sec.gov; or after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Eagle offers the ability to receive these documents and other fund information electronically, via notification to an e-mail address you provide. To enroll in this service, visit eagleasset.com. Further, to eliminate unnecessary duplication and reduce the cost to fund shareholders, only one copy of the Prospectus or other shareholder reports may be sent to shareholders with the same mailing address. However, if you wish to receive a copy of the Prospectus or other shareholder reports for each shareholder with the same mailing address, you should call 800.421.4184 or send an e-mail to: EagleFundServices@eagleasset.com. Eagle Family of Funds is pleased to offer the convenience of viewing shareholder communications, including fund prospectuses, annual reports, and proxy statements, online at eagleasset.com.

The funds’ Investment Company and Securities Act registration numbers are:

Eagle Cash Trust:

Money Market Fund  811-4337  2-98635

Municipal Money Market Fund  811-4337  2-98635

No dealer, salesman or other person has been authorized to give any information or to make any representation other than that contained in this Prospectus in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon unless having been authorized by the funds or their distributor. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

12  |  eagleasset.com

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EAGLE CASH TRUST

MONEY MARKET FUND
MUNICIPAL MONEY MARKET FUND
STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) dated November 1, 2009 should be read with the Prospectus of Eagle Cash Trust- Money Market and Municipal Money Market Funds, dated November 1, 2009. This SAI is not a prospectus itself. This SAI is incorporated by reference into the funds’ Prospectus. In other words, this SAI is legally part of the funds’ Prospectus.

The financial statements for the funds for the fiscal year ended August 31, 2009 are herein incorporated by reference to the funds’ Annual Report to Shareholders dated August 31, 2009. Copies of the Prospectus, the schedule of portfolio holdings found on Form N-Q or annual and semiannual reports to shareholders are available, without charge, upon request by writing to Eagle Asset Management, Inc. (“Eagle”) at the address below, calling 800.421.4184 or by visiting our website at eagleasset.com.

Eagle Asset Management, Inc.

880 Carillon Parkway
St. Petersburg, Florida 33716

TABLE OF CONTENTS

Page

GENERAL INFORMATION	1
INVESTMENT INFORMATION	1
INVESTMENT LIMITATIONS	9
NET ASSET VALUE	12
INVESTMENT PROGRAMS	14
INVESTING IN THE FUNDS	14
REDEEMING SHARES	16
Receiving Payment	16
Telephone Transactions	17
Systematic Withdrawal Plan	17
Application of CDSC	17
CDSC Waivers	18
Redemptions in Kind	18
EXCHANGE PRIVILEGE	18
DISCLOSURE OF PORTFOLIO HOLDINGS	19
TAXES	20
SHAREHOLDER INFORMATION	22
TRUST INFORMATION	24
Management of the Trust	24
Five Percent Shareholders	29
Investment Adviser and Administrator	29
Subadviser	31
Class Specific Expenses	32
Portfolio Transactions	32
Distribution of Shares	32
Administration of the Funds	34
Potential Liability	35
APPENDIX – Description of Securities Ratings	A-1

GENERAL INFORMATION

The Eagle Cash Trust (“Trust”), formerly known as the Heritage Cash Trust, was established as a Massachusetts business trust under a Declaration of Trust dated June 21, 1985, as amended May 1, 2009. The Trust is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of two separate investment portfolios: the Money Market Fund and the Municipal Money Market Fund (the “Municipal Fund”) (each, a “fund” and collectively, the “funds”). The Money Market Fund consists of two classes of fund shares: Class A Shares and Class C Shares.

INVESTMENT INFORMATION

Both Funds. The following discussion of securities and money market instruments relates to both funds. In addition to those securities and instruments discussed in the Prospectus, the funds are permitted to invest in the following:

          Bankers’ Acceptances. Bankers’ acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the market rate of interest for a specified maturity. Maturities on bankers’ acceptances that are eligible for purchase usually range from 30 to 180 days but may extend for longer periods.

          The Money Market Fund may purchase high quality bankers’ acceptances of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus and undivided profits of over $100 million as of the close of their most recent fiscal year. The Municipal Fund may purchase high quality bankers’ acceptances.

          Commercial Paper. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof.

         The Money Market Fund may invest in commercial paper, including U.S. dollar-denominated commercial paper of foreign issuers provided the paper is rated in the highest rating category (“First Tier Securities”) by at least two nationally recognized statistical rating organizations (or by one if only one rating is assigned) or pursuant to authority delegated by the Trust’s Board of Trustees (“Board”) to Eagle, determined by Eagle to be of comparable quality if unrated. The fund also may invest up to 5% of its assets in securities receiving the second highest rating (“Second Tier Securities”) or in unrated securities determined to be of comparable quality. The Municipal Fund may invest in First Tier Securities. See the Appendix for a description of commercial paper ratings.

          Section 4(2) Commercial Paper and Rule 144A. Section 4(2) commercial paper is commercial paper that can be purchased and sold without registration in transactions not involving a public offering pursuant to Section 4(2) of the Securities Act of 1933, as amended (“1933 Act”). Investments in Section 4(2) commercial paper will be subject to the funds’ non-fundamental 10%

limitation on investments in illiquid securities, unless the Section 4(2) commercial paper can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. As permitted by Rule 144A, the Board has adopted guidelines and delegated the daily function of determining and monitoring the liquidity of securities so purchased. Because it is not possible to predict with assurance how the Rule 144A market will develop, the Board will monitor the funds’ investments in Rule 144A securities, focusing on such factors as liquidity and availability of information.

          Certificates of Deposit (“CDs”). The Federal Deposit Insurance Corporation (“FDIC”) is an agency of the U.S. Government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit. The insurance on such deposits applies to the deposits and not to the interest earned thereon. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $250,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $250,000 per insured bank or savings and loan association.

         The Money Market Fund may invest in high quality CDs (along with demand deposits, time deposits and savings shares) under the same conditions as those related to banker’s acceptances. The Municipal Fund may invest in high quality CDs.

          Foreign Bank Investments. Investments in foreign bank instruments, including instruments of foreign branches of domestic banks, present certain additional risks. These risks include the impact of future political and economic developments, the possible entanglement of exchange controls and/or the adoption of other governmental restrictions that might affect adversely the payment of principal and interest on such instruments. Further, there may be less publicly available information about a foreign bank than about a domestic bank.

          Put Bonds. A put bond allows the bondholder to redeem the bond at a specified price, usually par, prior to maturity.  Investors might choose to do this if interest rates increase after the bond was issued. The bond will restrict the dates when this can be done. Bondholders have the option of putting bonds back to the issuer either once during the lifetime of the bond (known as a one-time put bond), or on a number of different dates. This type of bond is also known as a multi-maturity bond, an option tender bond, or a variable rate demand obligation (“VRDO”). The special advantages of put bonds mean that some yield must be sacrificed.

          Repurchase Agreements. A repurchase agreement is a transaction in which a fund purchases securities and simultaneously commits to resell the securities to the original seller at an agreed upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. A fund may enter into repurchase agreements with domestic commercial banks and with registered broker-dealers that are members of a national securities exchange or market makers in U.S. Government securities and that, in the opinion of Eagle (the “Adviser”) or AllianceBernstein L.P., subadviser to the Municipal Fund (the “Subadviser”), as applicable, present minimal credit risks in accordance with guidelines established by the Board. A fund’s repurchase agreements will require that the underlying security at all times have a value at least equal to the resale price. If the seller under a repurchase agreement defaults, a fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale are less than the resale price provided in the agreement. In addition, even though the Federal Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in insolvency proceedings, a fund may incur delays and costs in selling the underlying security or may suffer a loss if the fund is treated as an unsecured creditor and is required to return the underlying security to the seller.

          Reverse Repurchase Agreements. A reverse repurchase agreement is a transaction with the same parties with whom the fund may enter into repurchase agreements in which the fund borrows by selling securities and agreeing to repurchase them at a mutually agreed upon price. When the fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked to market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by the fund may decline below the price of the securities the fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the fund’s obligation to repurchase the securities, and the fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted pending such decisions. Reverse repurchase agreements create leverage, a speculative factor, and will be considered borrowings for the purpose of the funds’ limitations on borrowing.

          Securities Loans. Securities loans are made to broker-dealers or other financial institutions pursuant to agreements requiring that loans be secured continuously by collateral in cash or short-term debt obligations, marked to market daily, in an amount always at least equal to the value of the securities loaned plus accrued interest. The borrower pays a fund an amount equal to any interest received on the securities loaned. The fund retains all or a portion of the interest received on investments of the cash collateral or receives a fee from the borrower. The fund may call such loans in order to sell the securities involved. If a fund reinvests cash collateral, it is subject to the risk that both the reinvested collateral and the loaned securities will decline in value. In addition, in such event, it is possible that the securities loan may not be collateralized fully.

          U.S. Government Sponsored Enterprises (“GSE”). GSE securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by GSEs and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government currently provides financial support to such GSEs or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Certain U.S. Government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Others, such as securities issued by the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. Government may choose not to provide financial support to GSEs or instrumentalities if it is not legally obligated to do so. A fund will invest in securities of such instrumentalities only when Eagle is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

On September 7, 2008, Fannie Mae and Freddie Mac were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac’s assets and property and putting Fannie Mae and Freddie Mac in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Additionally, Fannie Mae and Freddie Mac are expected to modestly increase their mortgage-backed security portfolios through the end of 2009 and then gradually reduce such portfolios at the rate of 10 percent per year until stabilizing at a lower, less risky size.

The U.S. Treasury, FHFA and the Federal Reserve acted in collaboration to take the following steps to support the conservatorship. First, the U.S. Treasury and FHFA have established Preferred Stock Purchase Agreements pursuant to which the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that Fannie Mae and Freddie Mac maintain a positive net worth. Fannie Mae and Freddie Mac’s common and preferred shareholders will bear any losses ahead of the new government senior preferred shares. Second, the U.S. Treasury has established a new secured lending credit facility which will be available to Fannie Mae and Freddie Mac to assist the entities in funding their regular business activities in the capital markets, until December 31, 2009. Also, the U.S. Treasury has initiated a program to purchase Fannie Mae and Freddie Mac mortgage-backed securities through December 31, 2009, to aid mortgage affordability.

          U.S. Government Securities. U.S. Government Securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby.

       When-Issued and Delayed-Delivery Transactions. These transactions are made to secure what Eagle or, for the Municipal Fund, the Subadviser, considers to be advantageous prices or yields. Settlement dates may be a month or more after entering into these transactions, and market values of the securities purchased may vary from the purchase prices. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the funds, (cash, U.S. Government securities or other liquid high-grade debt obligations) sufficient to make payment for the securities to be purchased, will be segregated by the funds’ custodian, as well as on the funds’ records at the trade date and maintained until the transaction settles. The funds will comply with guidelines established by the Securities & Exchange Commission (“Commission”) with respect to asset coverage and if the guidelines so require, will segregate appropriate liquid assets. In when-issued and delayed-delivery transactions, a fund relies on the seller to complete the transaction. The seller’s failure to perform may cause a fund to miss a price or yield considered to be advantageous.

The funds may purchase short-term U.S. Government obligations on a when-issued or delayed-delivery basis but only for the purpose of acquiring portfolio securities consistent with their investment objectives and policies and not for investment leverage. The Money Market Fund may purchase obligations on this basis without limit. The Municipal Fund may commit up to 15% of its net assets to the purchase of when-issued securities.

Money Market Fund. The following discussion applies only to investments by the Money Market Fund. In addition to those securities and instruments discussed in the Prospectus and above, the Money Market Fund is permitted to invest in the following:

Asset-Backed Securities. Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Asset-backed securities are subject to the risk of prepayment and the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments.

Eurodollar and Yankee Certificates. Domestic and foreign Eurodollar certificates are CDs, time deposits and bankers’ acceptances issued by foreign branches of domestic banks and foreign banks, respectively. Yankee certificates are CDs, time deposits and bankers’ acceptances issued by domestic branches of foreign banks. As a result of federal and state laws and regulations, domestic branches of domestic banks generally are required, among other things, to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.

Domestic and foreign Eurodollar certificates may be general obligations of the parent bank in addition to the issuing branch or may be limited by the terms of a specific obligation and governmental regulation. Such obligations may be subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may affect adversely payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or a foreign bank than a domestic bank.

Yankee certificates may be general obligations of the parent bank in addition to the issuing branch or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. The deposits of state-licensed domestic branches of foreign banks may not necessarily be insured by the FDIC.

          In view of the foregoing factors associated with the purchase of domestic and foreign Eurodollar and Yankee certificates, the fund will evaluate carefully such investments on a case-by-case basis. The fund, however, may only purchase domestic Eurodollar certificates if the issuing bank has assets of at least $1 billion and capital, surplus and undivided profits of over $100 million as of its most recent fiscal year, and foreign Eurodollar certificates or Yankee certificates if the issuing bank has assets that are the equivalent of at least $2 billion as of the close of its most recent fiscal year.

          GNMA Certificates. “GNMA certificates” are securities issued by the Government National Mortgage Association (“GNMA”), a wholly owned U.S. Government corporation that guarantees the timely payment of principal and interest. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. The scheduled monthly interest and principal payments relating to mortgages in the pool will be “passed through” to investors. GNMA certificates differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, the fund will receive monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of “locking in” attractive long-term rates because prepayment proceeds will be invested at prevailing interest rates, which may be lower than the GNMA certificates on which the prepayments were made.

          Securities of Other Investment Companies. The fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a fund becomes a shareholder of that investment company. As a result, a fund’s shareholders indirectly bear the fund’s proportionate share of the fees and expenses paid by the shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations.

          Variable Rate Demand Notes. Variable rate demand notes are short-term debt obligations whose interest rates are adjusted at periodic intervals or whenever there is a change in the market rate to which the security’s interest is tied. The fund may invest in these notes under the same conditions as those related to commercial paper.

       Industry Classifications. For purposes of determining industry classifications, the Money Market Fund will rely primarily upon classifications published by Bloomberg L.P. If Bloomberg L.P. does not have an industry classification for a particular security or the industry designated no longer appears reasonable, Eagle may designate an appropriate Bloomberg L.P. industry classification. In addition, if any Bloomberg L.P. classifications are determined by Eagle to be so broad that the primary economic characteristics of issuers within a single class are materially different, the Money Market Fund will classify issuers within that class according to the Directory of Companies Filing Annual Reports with the Commission.

Municipal Fund. The following discussion applies only to investments by the Municipal Fund. In addition to those securities and instruments discussed in the Prospectus and above under the “Both Funds”, the Municipal Fund is permitted to invest in the following:

          Alternative Minimum Tax. “AMT-Subject Bonds” are tax-exempt municipal securities the interest on which is an item of tax preference for purposes of the Federal alternative minimum tax (“AMT”). Such bonds have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities. AMT-Subject Bonds generally are limited obligations of the issuer, supported only by payments from private business entities that use the facilities financed by the bonds (and the pledge, if any, of the real and personal property so financed as security for such payment) and not by the full faith and credit or taxing power of the state or any governmental subdivision (often referred to as “private activity bonds”). The fund may invest without limit in AMT-Subject Bonds. It is not possible to provide specific details on each of these obligations in which the fund’s assets may be invested.

          Municipal Securities. Municipal securities include municipal notes, such as tax anticipation and revenue bonds, that generally have maturities of one year or less and short-term municipal bonds. Municipal notes are usually issued in anticipation of various seasonal revenues, bond anticipation notes and tax-exempt commercial paper. Short-term municipal bonds may be general obligation bonds that are secured by the issuer’s pledge of its faith, credit and taxing power for payment of principal and interest, and revenue bonds, which generally are paid from the revenues of a particular facility or a specific excise or other source.

          The yields on municipal securities are dependent on a variety of factors, including the general condition of the money, municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and generally are subject to greater price movements than obligations with shorter maturities. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. The fund normally invests at least 80% of its net assets in municipal securities, and all municipal securities purchased by the fund will be rated within the two highest quality ratings of Moody’s Investors Service, Inc. (“Moody’s”) and Standard and Poor’s (“S&P”) or, if unrated, judged by the Board or, pursuant to authority delegated by the Board, by the Subadviser to be of comparable quality and meet credit standards applied by the Subadviser. See the Appendix for a description of securities ratings.

         The achievement of the fund’s objective is dependent in part on the continuing ability of the issuers of municipal securities in which the fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities have not been subject to registration with the Commission, although there have been proposals that would require registration in the future. The fund generally will hold securities to maturity rather than follow a practice of trading. However, the fund may seek to improve portfolio income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in securities markets. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress or state legislatures or referenda extending the time for payment of principal and/or interest or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There also is the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected. The income generated by the fund’s investments in municipal securities may not be tax exempt, in whole or in part, in certain jurisdictions.

          Standby Commitments. Standby commitments are municipal securities combined with the right to resell them to the seller at an agreed-upon price or yield within specified periods prior to their maturity dates. The right to resell and the aggregate price for securities with a standby commitment may be higher than the price that otherwise would be paid. The primary purpose of this practice is to permit the fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, the fund acquires standby commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Because the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, the fund will enter into standby commitment transactions only with municipal securities dealers that are determined by the Subadviser to present minimal credit risks. The acquisition of a standby commitment does not affect the valuation or maturity of the underlying municipal securities that continue to be valued in accordance with the amortized cost method. Standby commitments are valued by the fund at zero in determining net asset value (“NAV”). If the fund pays directly or indirectly for a standby commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Standby commitments do not affect the average weighted maturity of the fund’s investment portfolio of securities. The fund does not expect to invest more than 5% of its net assets in standby commitments.

          Taxable Securities. The fund may invest up to 20% of its total assets in money market securities, the interest on which is taxable, when such action is deemed to be in the best interests of shareholders. Such taxable money market securities are limited to remaining maturities of 397 days or less at the time of investment, and the fund’s municipal and taxable securities are maintained at a dollar-weighted average of 90 days or less. Taxable money market securities purchased by the fund are limited to: marketable obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities; repurchase agreements involving such securities; CDs, banker’s acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and that are members of the FDIC; and commercial paper of prime quality rated A-1 or higher by S&P or Prime-1 by Moody’s or, if not rated, deemed by the Board or, pursuant to authority delegated by the Board, by the Subadviser to be of equal quality.

Variable Rate and Floating Rate Obligations. These obligations the fund may invest in are municipal securities that offer a variable and fluctuating interest rate based upon changes in market rates. The interest rate payable on a variable rate municipal security is adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security’s interest rate is tied. Other features may include the right of the purchaser to demand prepayment of the principal amount of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount prior to maturity. The main benefit of a variable rate municipal security is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate municipal securities can enhance the ability of the purchaser to maintain a stable NAV per share and to sell an obligation prior to maturity at a price approximating the full principal amount. Variable rate securities may include participation interests in private activity bonds backed by letters of credit of FDIC member banks having total assets of more than $1 billion. The letters of credit of any single bank will not apply to variable rate obligations constituting more than 10% of the fund’s total assets. Because the fund invests in securities backed by banks, changes in the credit quality of these banks could cause losses to the fund and affect its share price.

          The payment of principal and interest by issuers of certain municipal securities may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a municipal security meets the fund’s investment quality requirements. Variable rate obligations purchased by the fund may include participation interests in variable rate private activity bonds that are backed by irrevocable letters of credit or guarantees of banks.

          Purchase of a participation interest gives the fund an undivided interest in certain such bonds. The fund can exercise the right, on not more than 30 days’ notice, to sell such an instrument back to the bank from which it purchased the instrument and draw on the letter of credit for all or any part of the principal amount of its participation interest in the instrument, plus accrued interest, but will do so only (1) as required to provide liquidity, (2) to maintain a high quality investment portfolio or (3) upon a default under the terms of the demand instrument. Banks retain portions of the interest paid on such variable rate private activity bonds as their fees for servicing such instruments and the issuance of related letters of credit and repurchase commitments. The fund will not purchase a participation interest in a variable rate private activity bond unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned from the bond in which it holds a participation interest is exempt from Federal income tax. Either Eagle or the Subadviser will monitor the pricing, quality and liquidity of variable rate demand obligations and participation interests therein held by the fund on the basis of published financial information, rating agency reports and other research services to which the Subadviser may subscribe.

Because variable and floating rate instruments are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments will generally be traded. There is generally no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

Temporary Defensive Purposes. For temporary defensive purposes when, in the judgment of the Adviser or Subadviser financial, economic and/or market conditions warrant, the funds may invest any amount of its total assets in cash or cash equivalents, taxable money market securities and Government or agency securities.   The funds also may take positions that are consistent with its principal investment strategies.

INVESTMENT LIMITATIONS

Fundamental Policies.In addition to the limits disclosed in “Investment Information” above and the investment limitations described in the Prospectus, the funds are subject to the following investment limitations. The following limitations are fundamental policies of the funds and may not be changed without the vote of a majority of the outstanding voting securities of the funds. In addition to the limitations below, the investment objective of each fund is a fundamental policy and may not be changed without the vote of a majority of the outstanding voting securities of each fund. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Both Funds. The following discussion relates to the fundamental policies of both funds.

          Investing in Commodities, Minerals or Real Estate. The funds may not invest in commodities, commodity contracts, oil, gas or other mineral programs or real estate, except that each may purchase money market instruments issued by companies that invest in or sponsor such interests.

          Underwriting. The funds may not engage in the underwriting of money market instruments issued by others except as a fund may be deemed to be an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities.

          Loans. The funds may not engage in lending activities. However, this policy does not apply to securities lending and repurchase agreements. The Money Market Fund may not make secured loans of its portfolio securities amounting to more than 25% of its total assets.

          Borrowing Money. The funds may not borrow money except as a temporary measure for extraordinary or emergency purposes. A fund may enter into reverse repurchase agreements and otherwise borrow up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. This latter practice is not for investment leverage but solely to facilitate management of the portfolio by enabling a fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. However, a fund may not purchase additional portfolio investments once borrowed funds exceed 5% of total assets. When effecting reverse repurchase agreements, fund assets, in an amount sufficient to make payment for the obligations to be purchased, will be segregated by the borrowing fund’s custodian and on the fund’s records, upon execution of the trade, and maintained until the transaction has been settled. During the period any reverse repurchase agreements are outstanding, to the extent necessary to assure completion of the reverse repurchase agreements, a fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. Interest paid on borrowed funds will not be available for investment. Each fund will liquidate any such borrowings as soon as possible and may not purchase any portfolio instruments while any borrowings are outstanding.

Money Market Fund. The following discussion relates to the fundamental policies of the Money Market Fund.

          Diversification. The fund may not invest more than 5% of its total assets in First Tier Securities of any one issuer other than the U.S. Government, its agencies and instrumentalities; however, the fund may invest more than 5% of its total assets in First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof provided that the fund may not make more than one investment in accordance with the foregoing provision at any time. The fund may not invest more than (1) the greater of 1% of its total assets or $1 million in securities issued by any single issuer of Second Tier Securities; and (2) 5% of its total assets in Second Tier

Securities. The fund also may not purchase more than 10% of any class of securities of any issuer. All debt securities of an issuer are considered as one class.

          Illiquid Securities. The fund may not commit more than 10% of its net assets to illiquid obligations, including repurchase agreements with maturities longer than seven days, certain time deposits and securities that are restricted as to disposition under the Federal securities laws.

          Concentration. The fund will not purchase money market instruments if, as a result of such purchase, more than 25% of the value of its net assets would be invested in any one industry. However, the fund may invest up to 100% of its assets in domestic bank obligations and obligations of the U.S. Government, its agencies and instrumentalities, provided that it may not invest more than 25% of its net assets in (1) domestic Eurodollar certificates, unless the domestic parent would be unconditionally liable if its foreign branch failed to make payments on such instruments, and (2) Yankee certificates, unless the branch issuing such instrument is subject to the same regulation as U.S. banks.

          Issuing Senior Securities. The fund may not issue senior securities, except as permitted by the investment objective, policies and investment limitations of the fund.

Municipal Fund. The following discussion relates to the fundamental policies of the Municipal Fund.

          Diversification. The fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in money market instruments of any one issuer other than the U.S. Government, its agencies or instrumentalities. The fund may not purchase more than 10% of any class of voting securities of any issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          Illiquid Securities. The fund may not commit more than 15% of its net assets to illiquid obligations, including repurchase agreements with maturities longer than seven days, certain time deposits, and securities that are restricted as to disposition under the Federal securities law. However, as a matter of non-fundamental investment policy, the fund will not commit more than 10% of its net assets to such illiquid securities.

          Concentration. The fund will not purchase instruments if as a result of such purchase more than 25% of the value of its net assets would be invested in any one industry, provided that for purposes of this policy (1) there is no limitation with respect to tax-exempt municipal securities, including industrial development bonds, securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, certificates of deposit, banker’s acceptances and interest-bearing savings deposits issued by domestic banks and (2) consumer finance companies, industrial finance companies, and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction, the fund will regard the entity that has the primary responsibility for making payment of principal and interest as the issuer. Also, for purposes of this restriction, the fund does not consider a private activity bond to be a tax-exempt municipal security.

          Issuing Senior Securities. The fund may not issue senior securities. However, this policy does not apply to investment policies otherwise permitted by the fund, such as making securities loans, borrowing money and engaging in repurchase agreements and reverse repurchase agreements.

Non-fundamental Policies. The funds have adopted the following additional restrictions that are non-fundamental policies and may be changed by the Board without shareholder approval in compliance with applicable law, regulation or regulatory policy.

Selling Short and Buying on Margin. The funds may not sell any money market instruments short or purchase any money market instruments on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of money market instruments.

Investing in New Issuers. Neither fund may invest more than 5% of its total assets in securities of issuers that have records of less than three years of continuous operation.

Dealing in Puts and Calls. The funds may not invest in puts, calls, straddles, spreads or any combination thereof.

Pledging Securities. The funds may not pledge any securities except to secure permitted borrowings, and then only in amounts not to exceed 10% of a fund’s total assets.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value of net assets will not result in a violation of such restriction.

NET ASSET VALUE

The NAV per share for each class of the funds is determined daily as of the close of regular trading (“Closing Time,” typically 4 P.M. Eastern time) on the New York Stock Exchange (the “NYSE”), each day the NYSE is open for business (each a “Business Day”), or such other time as designated by a fund if, as described below, the fund accepts orders on days when the NYSE is closed.

The funds are open every Business Day. In certain limited circumstances, a fund, in its discretion, may designate other days as a Business Day on which it will accept purchases and redemptions (but typically not exchanges between a fund and other Eagle Mutual Funds). Each fund determines its net investment income for dividend purposes once each Business Day immediately prior to the determination of its NAV. Each determination of net investment income includes all accrued interest on portfolio investments of the fund, less all accrued expenses of the fund. Realized gains and losses, if any, are reflected in a fund’s NAV and are not included in net investment income. All of a fund’s net investment income is declared as dividends daily.

Each fund will seek to stabilize the NAV per share of its class(es) at $1.00 by use of the amortized cost method of valuation, which the Board has determined is the best method for determining the value of portfolio instruments. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premiums or accumulation of discounts rather than at current market value. The Board periodically assesses the continued use of this valuation method and, if necessary, will consider valuing fund assets at their fair value as determined in good faith by the Board.

           A fund’s use of the amortized cost method of valuing portfolio instruments depends on its compliance with Rule 2a-7 under the 1940 Act, as amended (“Rule 2a-7”). Rule 2a-7 requires the Board to establish procedures reasonably designed to stabilize the NAV per share as computed for purposes of distribution and redemption. The Board’s procedures include monitoring the relationship between the amortized cost value per share and a NAV per share based upon available indications of market value. The Board will decide what, if any, steps should be taken if there is a difference of more than 0.5% between the two methods. The Board will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining NAV.

           Rule 2a-7 requires that a fund limit its investments to instruments that, in the opinion of the Board, present minimal credit risk and are of high quality as determined by any major rating agency. If the instruments are not rated, the Board must determine that they are of comparable quality. The Rule also requires a fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to the objective of maintaining a stable NAV. In addition, no instrument with a remaining maturity of more than 397 days can be purchased by a fund. For these purposes, each fund treats variable rate securities as maturing on the date of their next scheduled rate adjustment and instruments purchased subject to repurchase agreements as maturing as of the date that the repurchase is to be made. Should the disposition of a portfolio security result in a fund’s dollar-weighted average portfolio maturity of more than 90 days, the fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

           It is the funds’ usual practice to hold portfolio securities to maturity and realize the instruments’ stated full value, unless Eagle or, in the case of the Municipal Fund, the Subadviser, determines that sale or other disposition is appropriate in light of a fund’s investment objective. Under the amortized cost method of valuation, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation of the portfolio.

           The Board may suspend the right of redemption or postpone payment for more than seven days at times:

•	during which the NYSE is closed other than for the customary weekend and holiday closings,
•	during which trading on the NYSE is restricted as determined by the Commission,
•

during which an emergency exists as a result of which disposal by the funds of securities owned by them is not reasonably practicable or it is not reasonably practicable for the funds fairly to determine the value of their net assets, or

•	for such other periods as the Commission may by order permit for the protection of shareholders.

          For customers of Raymond James & Associates, Inc. (“RJA”) or its affiliates who chose to invest in a fund, credit balances will be invested automatically (“sweep”). Credit balances arising from deposits made prior to the daily cashiering deadline (which varies according to branch location of the customer’s account) will be credited to the brokerage account on the day of receipt. Deposits made after the daily cashiering deadline of RJA’s office in which the deposit is made will be credited to the brokerage account on the next Business Day following the day of deposit. All deposits are subject to RJA’s cash availability policy before they are eligible to sweep.

INVESTMENT PROGRAMS

Retirement Plans (Money Market Fund only)

Eagle IRA. An individual who earns compensation and has not reached age 70½ before the close of the year generally may establish an individual retirement account (“IRA”). An individual may make limited deductible contributions to an IRA through the purchase of shares of the Money Market Fund and/or other Eagle Mutual Funds (“Eagle IRA”). The Internal Revenue Code of 1986, as amended (“Code”), limits the deductibility of IRA contributions to a certain maximum detailed in the Code. Additionally, the Code permits individuals who are age 50 or over by the end of any year to make additional special “catch-up” contributions up to certain maximums per year. These limits apply only to taxpayers who are not active participants (and whose spouses are not active participants) in employer-provided retirement plans or who have adjusted gross income below a certain level; however, a married investor who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed certain maximums established in the Code) is not affected by the spouse’s active participant status. Nevertheless, the Code permits other individuals to make nondeductible IRA contributions up to certain amounts specified in the Code. In addition, individuals whose earnings (together with their spouse’s earnings) do not exceed a certain level may establish a Roth IRA; although contributions to this type of account are nondeductible, withdrawals from it will not be taxable under certain circumstances. A separate agreement is required to establish an Eagle IRA. An Eagle IRA also may be used for certain “rollovers” from qualified benefit plans and from section 403(b) annuity plans. For more detailed information on an Eagle IRA, please contact Eagle Fund Services, Inc. (“EFS”), the transfer agent.

Other Retirement Plans. Shares of the Money Market Fund may be purchased as an investment for self-directed IRAs, simplified employee pension plans (“SEPs”), savings incentive match plans for employees (“SIMPLEs”) and other retirement plan accounts. Shares of the fund also may be used as the investment medium for qualified plans (defined benefit or defined contribution plans established by corporations, partnerships or sole proprietorships). Contributions to qualified plans may be made (within certain limits) on behalf of the employees, including owner-employees, of the sponsoring entity. It will not be advantageous to hold shares of the Municipal Fund in an IRA or other retirement plan.

INVESTING IN THE FUNDS

Choosing a Class Of Shares. If you are investing directly in the Money Market Fund, you can choose from two classes of fund shares: Class A shares that are not subject to a front-end sales charge (“Class A shares”) and Class C shares offered subject to a contingent deferred sales charge (“CDSC”) on redemptions made prior to one year of the holding period (“Class C shares”). The Municipal Fund offers only a single class of shares, which has the same characteristics of the Class A shares of the Money Market Fund. Each fund’s shares may be acquired by direct purchase or through exchange of shares of the corresponding class of other mutual funds for which Eagle serves as investment adviser. The primary purpose for investing in

Class C shares is to take advantage of the Money Market Fund exchange privilege into Class C shares of another Eagle Mutual Fund. If you do not intend to exchange Money Market Fund shares for Class C shares of another Eagle Mutual Fund, then you should purchase Class A shares. If you do intend to exchange such shares, you should decide which class to choose carefully based on:

•	the amount you wish to invest,
•	the different sales charges that apply to each share class,
•	whether you qualify for any reduction or waiver of sales charges,
•	the length of time you plan to keep the investment, and
•	the class expenses.

Class A Shares (Money Market Fund and Municipal Fund).You may purchase Class A shares of the fund at NAV with no initial sales charge. You may be subject to a CDSC when you sell your shares under certain circumstances. Class A shares are subject to ongoing Rule 12b-1 fees of up to 0.15% of their average daily net assets. This Rule 12b-1 fee is the same for Class C shares.

If you choose to invest in Class A shares, you will pay a sales charge only if you exchange your shares for Class A shares of another Eagle Mutual Fund. However, if the shares being exchanged were themselves acquired by the exchange of another Eagle Mutual Fund, then no initial sales charge would be imposed.

If you buy $1 million or more of Class A shares of another Eagle Mutual Fund, Eagle or its affiliate may pay from its own resources to the fund’s distributor, Eagle Fund Distributors, Inc. (“EFD” or “Distributor”) up to 1.00% of the purchase amount on the first $3 million and 0.80% on assets thereafter. In addition, Eagle will retain Rule 12b-1 fees for an 18-month period. However, if you redeem those shares within that period you may be subject to a 1% CDSC. The 18-month period is calculated based on the period of time Class A shares were held in another Eagle Mutual Fund; any time during which you held shares of a money market fund will not be counted for purposes of calculating the CDSC. The CDSC imposed on redemptions of these shares will be calculated based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSC may be waived as described below.

Class C Shares (Money Market Fund).You may purchase Class C shares at NAV with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. However, if you sell the shares prior to one year of the purchase date, you may pay a CDSC at the time of sale of 1.00%. You would not have to pay a CDSC when you sell your shares if you initially purchased Class C shares of the Money Market Fund and never exchanged those shares for Class C shares of another Eagle Mutual Fund. Class C shares are subject to ongoing Rule 12b-1 fees of up to 0.15% of their average daily net assets. This Rule 12b-1 fee is the same for Class A shares. Class C shares do not convert to any other class of shares.

For purpose of determining the CDSC, the one year period is calculated based on the period of time Class C shares were held in another Eagle Mutual Fund; any time you held Class C shares of the Money Market Fund will not be counted for purposes of calculating the CDSC. The CDSC imposed on sales of Class C shares will be calculated based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSC may be waived as described below.

REDEEMING SHARES

Receiving Payment. If a request for redemption is received by a fund before Closing Time on a Business Day, or such other day designated by a fund if, in its discretion, the fund accepts redemptions on days when the NYSE is closed, the shares will be redeemed at the NAV per share determined as of Closing Time, minus any applicable CDSC. Requests for redemption received by the fund after Closing Time will be executed at the NAV determined as of Closing Time on the next Business Day, minus any applicable CDSC. Each fund reserves the right to accept and execute orders to redeem at such other time as designated by the fund if it accepts orders on days when the NYSE is closed.

If shares of a money market fund are redeemed by a shareholder through a participating dealer or participating bank (“financial intermediary”), the redemption is settled with the shareholder as an ordinary transaction (generally one business day after the order was received). If a request for redemption is received in good order (as described below) before the close of regular trading on the NYSE, shares will be redeemed at the NAV per share determined on that day, minus any applicable CDSC. Requests for redemption received after the close of regular trading on the NYSE will be executed on the next trading day. Payment for shares redeemed normally will be made by the fund to the Distributor or a financial intermediary the next Business Day.

Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption. Questions concerning the redemption of fund shares can be directed to the Distributor, a financial intermediary or to EFS.

A redemption request will be considered to be received in “good order” if:

•	the number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;
•	any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account;
•	all necessary supporting documentation, authorizations, and requested information has been received; and
•	the signatures on any written redemption request of $100,000 or more have been guaranteed by a participant in our medallion signature guarantee programs (STAMP, SEMP).

The Trust has the right to suspend redemption or postpone payment at times when the NYSE is closed (other than customary weekend or holiday closings) or during periods of emergency or other periods as permitted by the Commission. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the NAV next determined, less any applicable CDSC, after the suspension is lifted. If a redemption check remains outstanding after six months, EFS reserves the right to redeposit those funds into your account.

Telephone Transactions. Shareholders may redeem shares by placing a telephone request to either fund. The Trust, Eagle, EFS, the Distributor and their Trustees, directors, officers and employees are not liable for any loss arising out of telephone instructions they reasonably believe are authentic. In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as:

•	obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; and
•	recording all telephone transactions.

Systematic Withdrawal Plan. As discussed in the Prospectus, you may establish a plan for periodic withdrawals from your fund account on a monthly, quarterly, semi-annual or annual basis (“Systematic Withdrawal Plan”). The amounts paid each period are obtained by redeeming sufficient shares from your account to provide the withdrawal amount specified. Such withdrawals may be subject to a CDSC, except as discussed below. You may change the amount to be paid or terminate the plan without charge by contacting Eagle or your Financial Advisor. Redemptions under this plan are considered to be received as of the date and interval you specify. Availability of this plan may be limited by your Financial Advisor or institution. Each fund, EFS and the Distributor reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

The Systematic Withdrawal Plan currently is not available for shares held in an IRA, section 403(b) annuity plan, defined contribution plan, SEP or other retirement plan, unless the shareholder establishes to Eagle’s satisfaction that withdrawals from such an account may be made without imposition of a penalty.

Redemptions will be made at NAV determined as of the close of regular trading on the NYSE on a day of each period selected by the shareholder, or such other day designated by a fund, if, in its discretion, the fund accepts redemptions on days when the NYSE is closed. Systematic withdrawals of Class A shares may be charged a CDSC of 1% if such shares were acquired by exchange from the same class of another Eagle Mutual Fund and held for less than 18 months excluding the time such shares were held in a money market fund, which is deemed a Class A share holding period. Systematic withdrawals of Class C shares may be charged a CDSC of 1% if such shares were held for less than one year, which is deemed a Class C share holding period. If the NYSE is not open for business on that day, the shares will be redeemed at NAV determined as of the close of regular trading on the NYSE on the following Business Day, minus any applicable CDSC. A shareholder may terminate the Systematic Withdrawal Plan at any time without charge or penalty by giving written notice to EFS or the Distributor. Each fund, EFS, and the Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

Application of CDSC. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have been held the longest. There is no CDSC on shares acquired through reinvestment of dividends and other distributions. However, any period of time you held shares of an Eagle money market fund will not be counted for purposes of calculating the CDSC. Shares of the funds obtained through an exchange from another Eagle Mutual Fund are subject to any applicable CDSC due at redemption.

CDSC Waivers. EFS may require proof of documentation prior to waiver of the CDSC described below, including distribution letters, certification by plan administrators, applicable tax forms or death or physicians’ certificates. The CDSC currently is waived for:

•

any partial or complete redemption in connection with a distribution without penalty under section 72(t) of the Code from a qualified retirement plan, including a self-employed individuals retirement plan (a so-called “Keogh Plan”) or IRA upon attaining age 70 1/2;

•	any redemption resulting from a tax-free return of an excess contribution to a qualified employer retirement plan or an IRA;
•

any partial or complete redemption following death or disability (as defined in section 72(m)(7) of the Code) of a shareholder (including one who owns the shares as joint tenant with his spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability;

•

certain periodic redemptions under the Systematic Withdrawal Plan from an account meeting certain minimum balance requirements, in amounts representing certain maximums established from time to time by the Distributor (currently a maximum of 12% annually of the account balance at the beginning of the Systematic Withdrawal Plan); or

•	involuntary redemptions by a fund of shares in shareholder accounts that do not comply with the minimum balance requirements.

Redemptions in Kind. Each fund is obligated to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of the fund’s NAV, whichever is less. Any redemption beyond this amount also will be in cash unless the Board determines that further cash payments will have a material adverse effect on remaining shareholders. In such a case, a fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the fund determines NAV. The portfolio instruments will be selected in a manner that the Board deems fair and equitable. A redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, a shareholder receiving portfolio instruments and selling them before their maturity could receive less than the redemption value thereof and could incur certain transaction costs.

EXCHANGE PRIVILEGE

You may exchange some or all of your Class A or Class C shares for shares of the corresponding class of any other Eagle Mutual Fund. Exchanges of Class A shares that have not been subject to a front-end sales charge will be subject to a sales charge upon exchange. No CDSC is imposed when Class C shares are exchanged for the corresponding class of shares of other Eagle Mutual Funds, although shares that have not been subject to a holding period will be subject to such holding period upon exchange. All exchanges will be based on the respective NAV’s of the Eagle Mutual Funds involved. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAV’s as next determined following receipt by the Eagle Mutual Fund whose shares are being exchanged of:

•	proper instructions and all necessary supporting documents as described in such fund’s Prospectus or

•	a telephone request for such exchange in accordance with the procedures set forth in the Prospectus and below.

Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange. For a discussion of limitation of liability of certain entities, see previous section titled “Telephone Transactions.”

Telephone exchanges can be effected by calling EFS at 800.421.4184 or by calling a financial intermediary. In the event that a shareholder or his financial intermediary is unable to reach EFS by telephone, a telephone exchange can be effected by sending a telegram to EFS, “Attention: Shareholder Services.” Telephone requests for an exchange received in good order by EFS before the close of regular trading at the NYSE or a Business Day will be effected on that day. Requests for an exchange received after the close of regular trading on the NYSE will be effected on the next Business Day. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

DISCLOSURE OF PORTFOLIO HOLDINGS

The funds’ policy is to protect the confidentiality of information relating to portfolio holdings and to prevent the selective disclosure of non-public information. To this extent, neither the funds nor Eagle will provide portfolio holdings information to any individual, investor or other person unless specifically authorized by the funds’ Chief Compliance Officer (“CCO”) or as described below.

Each fund’s top 20 portfolio holdings will be posted on the funds’ website no earlier than 5 business days after a calendar month’s end and each fund’s full portfolio holdings (security name and percentage of total net assets) will be posted no earlier than 5 business days after a calendar quarter’s end and will be available upon request to the funds’ shareholders. In addition, each fund’s portfolio holdings are reported on Form N-Q for its first and third fiscal quarter and are reported on Form N-CSR for its semi-annual and annual periods. See the Prospectus under “Account and Transaction Policies” for more information regarding public disclosure of the funds’ portfolio holdings.

The funds’ Board, officers and certain employees of Eagle and its affiliates, including fund accounting, compliance, administration personnel and members of certain Eagle committees or groups, have regular access to the funds’ portfolio holdings. In addition to being subject to the prohibitions regarding disclosure of, and trading on non-public information described in Eagle’s Code of Ethics, all Eagle personnel must annually certify to compliance with the funds’ policy. Most specifically, Eagle’s Code of Ethics prohibits employees from revealing non-public information other than to:

•	persons whose responsibilities require knowledge of the information;
•	regulatory authorities who have appropriate jurisdiction with respect to such matters; or
•	third parties who utilize such information for ratings or performance analysis.

The Municipal Fund’s Subadviser also has regular access to the Municipal Fund’s portfolio holdings and must protect the confidentiality of the fund’s portfolio holdings. The funds, Eagle and its affiliates, and the Subadviser are prohibited from entering into any arrangement to disclose the funds’ portfolio holdings for compensation or any other type of consideration.

The CCO may provide an entity (“Authorized Service Provider”) with access to a fund’s portfolio holdings more frequently than is publicly available after a determination by the CCO that such access serves a legitimate business purpose. An Authorized Service Provider may not receive portfolio holdings information unless it signs a confidentiality agreement. An Authorized Service Provider may include the Funds’ subadvisers and custodian.

Pursuant to arrangements with third-party vendors, Eagle provides the funds’ portfolio holdings information to the Distributor and various reporting services, including but not limited to Lipper Analytical Services Corporation, Crane Data, Morningstar, Bloomberg, Standard & Poors, Thomson Financial Services, Inc., and Vickers on a daily, monthly or quarterly basis subject to confidentiality agreements unless the information is publicly available. Public information received by third-party vendors is available no earlier than 5 days after calendar month or quarter end.

The CCO will assess each ad hoc request for access on a case-by-case basis. Each request and the CCO’s response will be documented in writing, provided to Eagle’s compliance department for record keeping and posted on the funds’ website. The CCO will send a response to the person making an ad hoc request at least one day after it is posted on the funds’ website. All ad hoc disclosure requests will be reported to the funds’ Board at its next meeting.

The CCO may approve access to the funds’ portfolio holdings by other persons in Eagle or EFS for a limited period of time upon determining that the access is in the best interest of the funds’ shareholders. In the event portfolio holdings disclosure made pursuant to the Policy present a conflict of interest between the funds’ shareholders and Eagle, the Subadviser, the Distributor or any affiliated person of the funds, the disclosure will not be made unless a majority of the Independent Trustees or a majority of a board committee consisting solely of Independent Trustees approves such disclosure.

The CCO will make an annual report to the funds’ Board on the operation and effectiveness of the Policy and any changes thereto. In addition, the Board will receive any interim reports that the CCO may deem appropriate.

TAXES

General. Each fund is treated as a separate corporation for federal tax purposes and intends to continue to qualify for favorable tax treatment as a regulated investment company under the Code (“RIC”). To do so, a fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income and the excess of net short-term capital gain over net long-term capital loss, if any, determined without regard to the dividends-paid deduction) plus, in the case of the Municipal Fund, its net interest income excludable from gross income under section 103(a) of the Code, and must meet several additional requirements. With respect to each fund, these requirements include the following:

•

the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities;

•

at the close of each quarter of the fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund’s total assets; and

•

at the close of each quarter of the fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

By qualifying for treatment as a RIC, a fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income that it distributes to its shareholders. If either fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. In addition, the shareholders would treat all those distributions, including distributions that otherwise would qualify as “exempt-interest dividends” described under “Taxes Relating to Municipal Fund” below, as dividends to the extent of the fund’s earnings and profits, taxable as ordinary income (except that, for individual shareholders, all or part of those dividends may be subject to a maximum Federal income tax rate of 15%). Also, a fund could be required to pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Shareholders (except qualified retirement plans and accounts and other tax-exempt investors in the Money Market Fund) will be subject to Federal and possible state and local income tax on taxable dividends, whether received as cash or in additional fund shares. No portion of any dividend paid by either fund is eligible for the dividends-received deduction available to corporations or the 15% maximum Federal income tax rate applicable to dividends that individuals receive through 2010. Because each fund invests primarily for income and normally holds portfolio instruments to maturity, neither fund is expected to realize long-term capital gains. Shareholders should consult their own tax advisers regarding the status of their investment in either fund under state and local tax laws.

Taxes Relating to Municipal Fund. Dividends the Municipal Fund pays will qualify as “exempt-interest dividends,” and thus will be excludable from gross income by its shareholders, if it satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under Code section 103(a). The Municipal Fund intends to continue to satisfy this requirement. The aggregate amount the Municipal Fund designates for any year as exempt-interest dividends may not exceed its excludable interest for the year less certain amounts disallowed as deductions.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry Municipal Fund shares is not deductible for Federal income tax purposes.

Tax-exempt interest attributable to certain private activity bonds (“PABs”), including a proportionate part of the exempt-interest dividends the Municipal Fund pays, is an item of tax preference for purpose of the AMT. Exempt-interest dividends a corporate shareholder receives also may be indirectly subject to the AMT without regard to whether the Municipal Fund’s tax-exempt interest was attributable to those bonds. Entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by PABs should consult their tax advisers before purchasing Municipal Fund shares because, for users of certain of these facilities, the interest on those bonds is not exempt from Federal income tax. For these purposes, the term “substantial user” is defined generally to include a “non-exempt person” who regularly uses in his trade or business a part of a facility financed from the proceeds of PABs.

Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Municipal Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Municipal Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient’s income exceeds the established amounts.

If the Municipal Fund invests in any instruments that generate taxable income, under the circumstances described in the funds’ Prospectus, the portion of any dividends attributable to the interest earned thereon will be taxable to that fund’s shareholders as ordinary income to the extent of its earnings and profits, and only the remaining portion will qualify as an exempt-interest dividend. Moreover, if the Municipal Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders. There also may be collateral Federal income tax consequences regarding the receipt of tax-exempt dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any of these categories should consult its tax adviser concerning its investment in Municipal Fund shares.

The exemption of certain interest income for Federal income tax purposes does not necessarily result in exemption thereof under the income or other tax laws of any state or local taxing authority. A shareholder of the Municipal Fund may be exempt from state and local taxes on distributions of interest income derived from obligations of the state and/or municipalities of the state in which he or she is a resident but generally will be taxed on income derived from obligations of other jurisdictions.

SHAREHOLDER INFORMATION

Each share of a fund gives the shareholder one vote in matters submitted to shareholders for a vote, except that, in matters affecting only one fund, only shares of that fund are entitled to vote. Each class of shares of the Money Market Fund has equal voting rights, except that, in matters affecting only a particular class, only shares of that class are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust’s or a fund’s operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust’s outstanding shares.

Proxy Voting Policy

The Board has adopted Proxy Voting Policies (“Proxy Policies”) wherein the Trust has delegated to each subadviser the responsibility for voting proxies relating to portfolio securities held by each fund as part of their investment advisory services, subject to the supervision and oversight of Eagle. All such proxy voting duties shall be subject to the Board’s continuing oversight. Notwithstanding this delegation of responsibilities, however, each fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of each fund and its shareholders, taking into account the value of a fund’s investments.

Proxy Voting Guidelines. Generally, each subadviser will vote proxies in accordance with the proxy voting guidelines (“Proxy Guidelines”) adopted as part of each Trust’s Proxy Policies. Each subadviser is permitted to vote a proxy based on its own proxy policies if a proxy presents an issue that is not addressed in the Proxy Guidelines or the Proxy Guidelines provide discretion as to how to vote a proxy. Each subadviser should vote proxies to further the long-term economic value of the underlying securities. The Proxy Guidelines distinguish between routine and non-routine proposals.

In general, routine proposals are those proposals that do not propose to change the structure, bylaws or operations of the company to the detriment of shareholders. Examples of such proposals would include, among other things, the approval of auditors, election of director and/or officers, liability limitations for directors, and indemnification provisions for directors.

Non-routine proposals would be those proposals more likely to affect the structure and operations of the company, which would have a greater impact on the value of the underlying security. Examples of non-routine proposals would include, among other things, decisions as to corporate restructuring, poison pill provisions, and changes in capitalization. These proposals may require special consideration by a subadviser depending on whether and how they are addressed in the Proxy Guidelines.

Conflicts of Interest. The Proxy Guidelines also address procedures to be used by each subadviser when there is a conflict of interest between the interests of its respective fund shareholders and those of the subadviser, the fund’s principal underwriter or other affiliated persons of the fund. Upon the discovery of a conflict of interest, the subadviser must consult with Eagle to assess the extent to which there may be a material conflict of interest. After such consultation, the subadviser will provide Eagle with pertinent written information as to how and why the proxy was voted in a particular manner. In addition, the subadviser will provide a quarterly report to the Board that includes information as to how the conflict was resolved.

More Information. Information regarding how proxies were voted during the most recent twelve-month period ended June 30 is available without charge, upon request by calling toll-free, (800) 421-4184, accessing the following website: eagleasset.com or by accessing the Trust’s most recently filed report on Form N-PX on the Commission's website at www.sec.gov. In addition, a copy of the Eagle Mutual Funds Proxy Voting Guidelines are also available by calling 800.421.4184, and will be sent within three Business Days of receipt of a request.

TRUST INFORMATION

Management of the Trust

Board of Trustees. The business affairs of each fund are managed by or under the direction of the Trust’s Board. The Trustees are responsible for managing the funds’ business affairs and for exercising all the funds’ powers except those reserved to the shareholders. A Trustee may be removed by the other Trustees or a two-thirds vote of the outstanding Trust’s shares.

Background of Trustees and Officers. The following is a list of the Trustees and officers of the Trusts with their addresses, principal occupations and present positions, including any affiliation with Eagle or its affiliates, Raymond James Financial, Inc. (“RJF”) or its affiliates, or EFD, the length of service to the Trust, and the position, if any, that they hold on the board of directors/trustees of companies other than the Trust. Each Trustee, except for Lincoln Kinnicutt, serves as Trustee on the Boards of four investment companies in the Eagle Mutual Fund complex: the Trust, Eagle Capital Appreciation Fund, Eagle Growth & Income Fund and Eagle Series Trust, consisting of a total of ten portfolios. Mr. Kinnicutt serves on the Boards of three of the investment companies in the Eagle Mutual Fund complex: Eagle Growth & Income Fund, the Trust and Eagle Series Trust. The principal address of each Trustee and Officer is 880 Carillon Parkway, St. Petersburg, Florida 33716.

Name, Birth Year and Position(a)	Principal Occupation During Past Five Years	Directorships of Other Public Companies	Number of Funds Overseen in Fund Complex
Trustee and Officer information is current as of September 30, 2009.
INDEPENDENT TRUSTEES:

C. Andrew Graham (1940) Trustee since 1985	First Financial Advisors, Ltd. & Graham Financial Partners, LLC (financial planning, insurance and investment services) since 1999.	None	10

Keith B. Jarrett, PhD (1948) Trustee since 2005	Founder, Rockport Funding, LLC (private equity) and Ajax Partners (investment partnership) since 2003; Director, Bankserv, Inc. (e-payments) since 1998; Director, Pertrac Financial Solutions (hedge fund software) since 2005; Director, Medifusion, Inc. (medical information technology) since	None	10

Name, Birth Year and Position(a)	Principal Occupation During Past Five Years	Directorships of Other Public Companies	Number of Funds Overseen in Fund Complex

	2007; Visiting Professor, University of North Carolina since 2008.

Lincoln Kinnicutt (1944) Trustee since 2006	Retired since 2002; Managing Director of Goldman Sachs 1997-2002.	None	9

William J. Meurer (1943) Trustee since 2003	Private investor and financial consultant since 2000.	Sykes Enterprises, Inc. (technical support);Walter Investment Mgmt. Corp.	10

James L. Pappas (1943) Trustee since 1989, Lead Independent Trustee since 2003	Lykes Professor of Banking and Finance, University of South Florida College of Business Administration 1986 – 2006; President, Graduate School of Banking, University of Wisconsin 1995 – 2005.	None	10

Deborah L. Talbot, PhD (1950) Trustee since 2002	Independent Consultant since 2002; Director, ethiKids, Inc. (child development) since 2009; Founder and Chairman of the Board, Creative Tampa Bay (community networking) since 2003; Dean’s Advisory Board, College of Arts and Sciences, University of Memphis since 2002.	None	10
INTERESTED TRUSTEE:

Richard K. Riess(b) (1949) Trustee since 1985, Chairman of the Board since 2007	Executive Vice President and Managing Director for Asset Management of RJF since 1998; Chief Executive Officer of Eagle since 1996.	None	10

(a)	Trustees serve for life or until they are removed, resign or retire. The Board has adopted a Board

Governance Policy that requires Independent Trustees to retire no later than at the end of the meeting which occurs immediately after his or her 72nd birthday.
(b)	Mr. Riess is an “interested” person of the Trust as that term is defined by the 1940 Act. Mr. Riess is affiliated with Eagle and RJF.

OFFICERS

Name and Birth Year	Position, Term of Office and Length of Time Served(a)	Principal Occupation During Past Five Years
Stephen G. Hill (1959)	President since 2005	President and Chief Operating Officer of Eagle since 2000; President and Chief Executive Office of Eagle Boston Investment Management, Inc. ("EBIM") and EFS since 2004 and 2005, respectively.
Mathew J. Calabro (1966)	Senior Vice President and Principal Executive Officer since 2007	Senior Vice President of Eagle, Chief Operating Officer of EFS and Chief Administrative Officer of EFD since 2008; Senior Vice President of EFS 2005-2008; Chief Compliance Officer of EFS 2005-2007; Vice President of EFS 1996-2005.
Andrea N. Mullins (1967)	Treasurer since 2003; Principal Financial Officer and Secretary since 2004	Chief Financial Officer of EFS since 2008; Treasurer and Vice President of EFS 1996-2008.
Susan L. Walzer (1967)	Chief Compliance Officer since 2007	Chief Compliance Officer of EFS since 2007; Director of Compliance for EFS 2005-2007; Associate Corporate Counsel for RJF 2003-2005.

(a)     Each officer serves for one-year terms.

Board of Trustees Various Committees.

Audit Committee. The Trust has an Audit Committee, consisting of Messrs. Jarrett, Meurer and Pappas. The members of the Audit Committee are not “interested” persons of the Trust (“Independent Trustees”). The Audit Committee met six times during the last fiscal year. The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to:

•	the engagement or discharge of the Trust’s independent auditors (including the audit fees charged by auditors);
•	the supervision of I nvestigations into matters relating to audit matters;
•	the review with the independent auditors and independent consultants of the results of audits; and
•	addressing any other matters regarding audits and financial statements.

     Compliance Committee. The Trust has a Compliance Committee, consisting of Ms. Talbot and Messrs. Graham and Kinnicutt, each of whom is an Independent Trustee. Ms. Talbot serves as Chairwoman of the Compliance Committee. The Compliance Committee met four times during the last fiscal year. The primary responsibilities of the Compliance Committee are:

•	to oversee the Trust’s compliance with all regulatory obligations arising under the applicable Federal securities law, rules and regulations; and
•	to oversee management’s implementation and enforcement of the Trust’s compliance policies and procedures.

     Nominating Committee. The Trust has a Nominating Committee, consisting of Messrs. Graham, Jarrett, Meurer, Pappas, Kinnicutt, and Ms. Talbot, each of whom is an Independent Trustee. The Nominating Committee met once during the last fiscal year. The Nominating Committee has a policy regarding the consideration of nominees recommended by shareholders. The Nominating Committee may consider recommendations for potential candidates from any source, including Board members, fund shareholders, legal counsel to the Independent Trustees or other such sources as the Committee deems appropriate. In determining potential candidates’ qualifications for Board membership, the Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Board. The Nominating Committee may consider potential candidates for nomination identified by one or more shareholders of a fund. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by fund management for this purpose. In order to be considered by the Committee, any shareholder recommendation must include certain information, such as the candidate’s business, professional or other relevant experience and areas of expertise, current business and home addresses and contact information, other board positions or prior experience and any knowledge and experience relating to investment companies and investment company governance. The primary responsibilities of the Nominating Committee are to:

•	make recommendations to the Board on issues related to the composition and operation of the Board;
•	communicate with management on those issues; and
•	evaluate and nominate Board member candidates.

Qualified Legal Compliance Committee. The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Meurer and Pappas and Ms. Talbot, each of whom is an Independent Trustee. The Qualified Legal Compliance Committee did not meet during the most recent fiscal year. The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report made or referred to the Committee by:

•	an attorney as evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law; or
•	a similar material violation by the Trust or by any officer, director, employee, or agent of the Trust.

Trustee Share Ownership. The following table shows the amount of equity securities in the funds and in the other Eagle Mutual Funds owned by the Trustees as of December 31, 2008. The Trustees and officers of the Trust, as a group, own less than 1% of the funds’ shares outstanding:

Name of Trustee	Dollar Range of Securities in the Money Market Fund	Dollar Range of Securities in the Municipal Market Fund	Dollar Range of Equity Securities in the Eagle Mutual Funds (a)
Interested Trustees:
Richard K. Riess (b)	Over $100,000	None	Over $100,000
Independent Trustees:
C. Andrew Graham	None	None	Over $100,000
Keith B. Jarrett	$10,001-$50,000	None	$10,001-$50,000
Lincoln Kinnicutt (c)	None	None	$50,001-$100,000
William J. Meurer	$1-$10,000	None	Over $100,000
James L. Pappas	Over $100,000	None	Over $100,000
Deborah L. Talbot	None	None	$10,001-$50,000
(a)

The Eagle Mutual Funds consist of the Money Market Fund and Municipal Money Market Fund, each a series of the Trust, Eagle Capital Appreciation Fund, Eagle Growth & Income Fund and Large Cap Core Fund, Mid Cap Growth Fund, International Equity Fund, Mid Cap Stock Fund, Small Cap Core Value Fund and Small Cap Growth Fund, each a series of Eagle Series Trust.

(b)	Mr. Riess is an “interested” person of the Trust as that term is defined by the 1940 Act. Mr. Riess is affiliated with Eagle and RJF.
(c)	Mr. Kinnicutt is not a Trustee of the Eagle Capital Appreciation Fund.

Trustee Compensation. Trustees of the Trust also serve as Trustees for Eagle Capital Appreciation Fund, Eagle Growth & Income Fund and Eagle Series Trust, investment companies that are also advised by the Eagle (collectively referred to as the “Eagle Mutual Funds”). Each Trustee of the Eagle Mutual Funds who is not an employee of Eagle or its affiliates receives an annual fee of $ 25,000 and an additional fee of $4,000 for each combined quarterly meeting of the Eagle Mutual Funds attended. Mr. Kinnicutt receives an annual fee of $22,500 and an additional fee of $4,000 for each combined quarterly meeting of the Eagle Mutual Funds attended. In addition, each Audit Committee and Compliance Committee member receives $1,000 per meeting (in person or telephonic), which is allocated among each Eagle Mutual Fund on a pro rata basis, except when directly attributable to a fund. The Lead Independent Trustee receives an annual retainer of $4,000, Audit Committee Chairman receives an annual retainer of $5,000 and Compliance Committee Chairwoman receives an annual retainer of $4,000. Trustees’ fees and expenses are paid equally by each portfolio in the Eagle Mutual Funds. Because Eagle and other unaffiliated service providers perform substantially all of the services necessary for the operation of the Trust, the Trust requires no employees. Except for the Chief Compliance Officer, no officer, director or employee of Eagle receives any compensation from the Trust for acting as a director or officer. No Trustee will receive any benefits upon retirement. Thus, no pension or retirement benefits have accrued as part of any of any Trust’s expenses. The following table shows the compensation earned by each Trustee for the fiscal year ended August 31, 2009:

Compensation Table

Name of Person, Position	Aggregate Compensation From the Trust	Total Compensation From the Trust and the Eagle Mutual Funds (a) Paid to Trustees
Interested Trustee:
Richard K. Riess	$0	$0
Independent Trustees:
C. Andrew Graham	$9,400	$47,000
Keith Jarrett	$9,800	$49,000
William J. Meurer	$10,800	$54,000
James L. Pappas	$10,600	$53,000
Deborah L. Talbot Lincoln Kinnicutt	$10,200 $9,400	$51,000 $42,300

__________________

(a) The Eagle Mutual Funds consist of five separate registered investment companies, including the Trust, which include ten portfolios.

Five Percent Shareholders. As of September 30, 2009 there were no shareholders of record who owned, or were known by the Trust to own, beneficially five percent or more of the outstanding Class A or C shares of the Money Market Fund or Class A shares of the Municipal Fund.

Investment Adviser and Administrator. The funds’ investment adviser and administrator, Eagle, was organized as a Florida corporation in 1985. Eagle is a wholly owned subsidiary of RJF. RJF is a holding company that, through its subsidiaries, is engaged primarily in providing customers with a wide variety of financial services in connection with securities, limited partnerships, options, investment banking and related fields. Prior to November 1, 2008, Heritage Asset Management, Inc. (“Heritage”), Eagle’s affiliate, was the adviser to the funds and received payment under the Advisory and Administration Agreement. The Board of Trustees approved transfer of the Advisory and Administration Agreement from Heritage to Eagle at its Board meeting on August 14, 2008.

Eagle provides each fund with investment advice and portfolio management services as well as administers the funds’ non-investment affairs. Eagle also is obligated to furnish the funds with office space, administrative, certain other services as well as executive and other personnel necessary for the operation of the funds.

Eagle and its affiliates also pay all the compensation of those Trustees of the Trust who are employees of Eagle and its affiliates. The funds pay all of their other expenses that are not assumed by Eagle. The funds also are liable for such nonrecurring expenses as may arise, including litigation to which the funds may be a party. The funds also may have an obligation to indemnify Trustees of the Trust and its officers with respect to any such litigation.

Eagle provides such services to the Money Market Fund under an Investment Advisory and Administration Agreement with the Trust, on behalf of the Money Market Fund, dated November 13, 1985, as supplemented on October 30, 2002 and October 31, 2008. With respect to the Municipal Fund, Eagle provides such services under an Investment Advisory and Administration

Agreement with the Trust, on behalf of the Municipal Fund, dated April 22, 1992 and amended on October 31, 2008. (Collectively, each agreement is referred to herein as an “Advisory Agreement”).

The annual investment advisory and administration fee paid monthly by each fund to Eagle is based on each fund’s average daily net assets as shown in the charts below.

MONEY MARKET FUND	MUNICIPAL FUND

Average Daily Net Assets	Advisory Fee as % of Average Daily Net Assets	Average Daily Net Assets	Advisory Fee as % of Average Daily Net Assets
First $500 million	.500%	First $250 million	.500%
Second $500 million	.475%	Second $250 million	.475%
Third $500 million	.450%	Third $250 million	.450%
Fourth $500 million	.425%	Fourth $250 million	.425%
Fifth $500 million	.400%	$1 billion to $2.5 billion	.400%
$2.5 billion to $5 billion	.375%	$2.5 billion to $5 billion	.375%
$5 billion to $7.5 billion	.360%	$5 billion to $7.5 billion	.360%
$7.5 billion to $10 billion	.350%	$7.5 billion to $10 billion	.350%
Over $10 billion	.340%	Over $10 billion	.340%

Money Market Fund. Effective January 29, 2009, the Manager voluntarily agreed to cap its investment advisory fee and/or reimburse certain expenses of the Money Market Fund to the extent that it becomes necessary in order to maintain a positive yield. There is no guarantee that the Money Market Fund will be able to maintain a positive yield.  Any reimbursement of Money Market Fund expenses or reduction in Eagle's investment advisory fees under this agreement is subject to reimbursement by the Money Market Fund within the following three fiscal years if the Money Market Fund's gross yield exceeds 1.50% and to the extent that the annual operating expense rate for each class does not exceed 0.74% of its average daily net assets.

Municipal Money Market Fund. During the Municipal Fund s fiscal year, the Manager has agreed to waive its fees and/or reimburse expenses to each class to the extent that the annual operating expenses rate exceeds 0.74% of its average daily net assets. The expense limitation excludes interest, taxes, brokerage commissions, extraordinary expenses, such as the U.S. Treasury Guarantee Program fees, and includes offset expense arrangements with the Municipal Fund s custodian. The agreement allows the Manager the right to recover, from the Municipal Fund, any fees waived and/or reimbursed if the total annual operating expenses are less than the expense limitation then in effect. The fees can be recovered within the two fiscal years following the year for which the fees were waived and/or reimbursed.

 Effective January 29, 2009, the Manager voluntarily agreed to cap its investment advisory fee and/or reimburse certain expenses of the Municipal Fund to the extent that it becomes necessary in order to maintain a positive yield. There is no guarantee that the Municipal Fund will be able to maintain a positive yield. Any reimbursement of Municipal Fund expenses or reduction in the Manager s investment advisory fees under this agreement is subject to reimbursement by the Municipal Fund within the following three fiscal years if the Municipal Fund s gross yield exceeds 1.50% and to the extent that the annual operating expense rate for each class does not exceed 0.74% of its average daily net assets.

Eagle reserves the right to discontinue any voluntary waiver of its fees or reimbursement to a fund in the future. The Board may increase or decrease the amount of contractual fee waivers without shareholder approval.

For the three fiscal years ended August 31, the adviser earned from the funds the following fees:

Money Market Fund	2009	2008	2007
Fees Earned	$18,696,517	$18,541,105	$20,020,964
Fees Waived	$11,128,341	$0	$0
Fees Reimbursed to the Fund	$1,778,565	$0	$0

Municipal Fund	2009	2008	2007
Fees Earned	$7,873,273	$7,046,490	$5,590,437
Fees Waived	$3,156,137	$0	$0
Fees Reimbursed to the Fund	$7,861	$0	$0

Eagle and the Distributor also are authorized to use the fees paid to them by each fund to compensate third parties who agree to provide administrative or shareholder services to the funds. Eagle also pays potentially substantial compensation to RJA and/or participating dealers or banks for providing certain administrative or shareholder services to each fund, including services rendered by such parties in connection with the use of funds as brokerage account “sweep” investments.

Subadviser. AllianceBernstein L.P. (formerly known as Alliance Capital Management L.P.) has been retained, under an investment subadvisory agreement (the “Subadvisory Agreement”) dated April 22, 1992 and amended October 31, 2008 with Eagle, as the Municipal Fund’s Subadviser.

Under the Subadvisory Agreement for the Municipal Fund, the Subadviser receives fees payable by Eagle as follows:

Average Daily Net Assets	Subadvisory Fee as % of Average Daily Net Assets
Up to $100 million	0.125%
$100 million to $250 million	0.100%
Over $250 million	0.050%

For the three fiscal years ended August 31, 2009 the Subadviser earned the following amounts in investment subadvisory fees from Eagle:

Year	Fees Paid
2009 2008	$1,056,034 $952,686
2007	$770,680

Class Specific Expenses. The Money Market Fund may determine to allocate certain of its expenses (in addition to distribution fees) to the specific classes of the Money Market Fund’s shares to which those expenses are attributable.

 Portfolio Transactions.  Most purchases and sales of portfolio investments will be with the issuer or with major dealers in money market instruments acting as principal. Thus, the funds do not expect to pay significant brokerage commissions, if any, because money market instruments generally are traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. In transactions with underwriters, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter. There generally is no stated commission in the case of securities purchased from or sold to dealers, but the prices of such securities usually include an undisclosed dealer’s mark-up or mark-down. Eagle or the Subadviser will place all orders for the purchase and sale of portfolio securities for the funds and will buy and sell securities for the funds through a substantial number of brokers and dealers. In doing so, Eagle or the Subadviser will use its best efforts to obtain for the funds the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. Best execution, however, does not mean that a fund necessarily will be paying the lowest price or spread available. Rather, Eagle or the Subadviser also will take into account such factors as:

•	size of the transaction,
•	the nature of the market for the security,
•	the amount of commission, if any,
•	the timing of the transaction taking into account market prices and trends,
•	the reputation, experience and financial stability of the broker-dealer involved, and
•	the quality of service rendered by the broker-dealer in other transactions.

Although Eagle or the Subadviser need not seek competitive commission bidding, they are expected to minimize the commissions paid to the extent consistent with the interests and policies of the funds. Subject to review by the Board, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services, directly or through others (research and brokerage services) considered by Eagle or the Subadviser to be useful or desirable for its investment management of the fund and/or the other funds and accounts for which Eagle or the Subadviser has investment discretion.

Distribution of Shares

Distributor. Eagle Fund Distributors, Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, a wholly owned subsidiary of Eagle, serves as the distributor of the funds. The Distributor receives commissions consisting of that portion of the sales load remaining after the dealer concession is paid to participating dealers or banks. Such dealers may be deemed to be underwriters pursuant to the 1933 Act. The Distributor and financial intermediaries or banks with whom the Distributor has entered into selling agreements offer shares of each fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares. In this connection, the Distributor makes distribution and servicing payments to participating dealers.

Distribution Agreement. The Trust has adopted a Distribution Agreement pursuant to which the Distributor bears the cost of making information about each fund available through advertising, sales literature and other means, the cost of printing and mailing prospectuses to persons other than shareholders, and salaries and other expenses relating to selling efforts. The Distributor also pays service fees to dealers for providing personal services to shareholders and for maintaining shareholder accounts. Each fund pays the cost of registering and qualifying its shares under state and Federal securities laws and typesetting of its prospectuses and printing and distributing prospectuses to existing shareholders.

The Distribution Agreements may be terminated at any time on 60 days written notice without payment of any penalty by either party. Each fund may effect such termination by vote of a majority of the outstanding voting securities of a fund or by vote of a majority of the Independent Trustees.

Rule 12b-1 Distribution Plan. The Trust has adopted Distribution Plans under Rule 12b-1 for each class of shares (each a “Plan” and collectively the “Plans”). These Plans permit a fund to pay the Distributor the monthly distribution and service fee out of the fund’s net assets to finance activity that is intended to result in the sale and retention of each class of shares. The funds used all Class A and Class C 12b-1 fees to pay the Distributor. Each Plan was approved by the Board, including a majority of the Trustees who are not interested persons of a fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement, the Independent Trustees. For so long as either Plan is in effect, selection and nomination of the Independent Trustees shall be committed to the discretion of such disinterested persons. In approving such Plans, the Board determined that there is a reasonable likelihood that each fund and its shareholders will benefit from each Plan. Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of a class of a fund. The Board reviews quarterly a written report of Plan costs and the purposes for which such costs have been incurred. A Plan may be amended by vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose. Any change in a Plan that would increase materially the distribution cost to a class requires shareholder approval of that class.

The Distribution Agreements and each Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (1) by the vote of a majority of the Independent Trustees and (2) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose. If a Plan is terminated, the obligation of a fund to make payments to the Distributor pursuant to the Plan will cease and the fund will not be required to make any payment past the date the Plan terminates.

Eagle has entered into agreements with the Distributor and other financial intermediaries to provide certain services on behalf of the funds. Such services include, but are not limited to, account opening, record retention, processing cash receipts from and disbursements to shareholders and preparing account statements. The Distributor’s role is that of an underwriter and it serves only as an agent for accepting shareholder instructions and does not maintain brokerage accounts for any shareholders. As compensation, Eagle pays from its own resources, a service fee of up to 0.25% of average daily net assets of each fund to the Distributor and other broker-dealers. These fees are computed daily and paid monthly.

As compensation for services rendered and expenses borne by the Distributor pursuant to a Distribution Agreement, each class of each fund may pay the Distributor distribution and service fees of up to 0.15% of the average daily net assets attributable to each class of each fund. These fees are computed daily and paid monthly.

The following table illustrates the amount of class specific 12b-1 fees paid by the funds to the Distributor for the 2009 fiscal year ended on August 31, 2009.

Fees Paid
Money Market Fund
Class A	$6,717,630
Class C	$10,976
Municipal Fund	$2,718,103

Administration of the Funds.

Administrative, Fund Accounting and Transfer Agent Services. Eagle, subject to the control of the Board, will:

•	manage, supervise and conduct the administrative and business affairs of the funds;
•	prepare and file registration documents and other materials with the Commission as well as provide information and assistance with inspections by the Commission;
•	prepare and mail reports to shareholders, including prospectuses, statements of additional information, semi annual and annual reports, notices and proxy statements;
•	monitor the Trust’s compliance with its registration statement, Internal Revenue Code, applicable federal securities laws and other regulatory requirements;
•	provide individuals to serve as officers of the Trust who will be responsible for the management of certain of the Trust’s affairs as determined by the Trust’s Trustees;
•	furnish office space and equipment;
•	oversee the activities of the Subadviser and State Street Bank and Trust Company, the funds’ custodian;
•	pay all salaries, fees and expenses of those officers and Trustees of the Trust who are affiliated with Eagle; and
•	provide certain shareholder servicing activities for customers of the funds.

EFS, an affiliate of Eagle, is the fund accountant and transfer and dividend disbursing agent for each fund and earns a fee for those services. These duties were previously performed by Heritage. For the three fiscal years ended August 31, 2009, Eagle earned the following amounts:

MONEY MARKET FUND	MUNICIPAL FUND

Year	Transfer Agent Fee	Fund Accounting Fee	Transfer Agent Fee	Fund Accounting Fee
2009 2008	$4,660,755 $4,461,738	$93,303 $93,478	$403,302 $380,157	$109,003 $105,149
2007	$5,889,038	$94,587	$300,973	$102,064

Custodian. State Street Bank and Trust Company ("State Street"), P.O. Box 1912, Boston, Massachusetts 02105, serves as custodian of the funds’ assets and provides portfolio accounting and certain other services.

Legal Counsel. K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Trust.

Independent Registered Certified Public Accounting Firm. PricewaterhouseCoopers LLP, 4221 W. Boy Scout Boulevard, Suite 200, Tampa, Florida 33607, is the independent registered certified public accounting firm for the Trust. The financial statements of the funds that appear in this SAI have been audited by PricewaterhouseCoopers LLP and are included herein in reliance upon the reports of said firm of accountants, which is given upon their authority as experts in accounting and auditing.

Potential Liability. Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation or instrument the Trust or its Board enters into or signs. In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required to use its property to protect or compensate the shareholder. On written request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

The Trust’s Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Code of Ethics. The Trust, EFD and Eagle have all adopted a combined code of ethics under rule 17j-1 of the 1940 Act, as well as Rule 204A-1 of the Investment Advisers Act of 1940. The Subadviser has also adopted a code of ethics under the same rules. These codes permit personnel to invest in securities, including securities that may be purchased or held by the Trust.

Books and Records. All Trust books and records required to be maintained by applicable Federal rules and regulations are maintained at Eagle, 880 Carillon Parkway, St. Petersburg, Florida 33716 or at offsite storage as designated by Eagle or with State Street.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

     Commercial Paper

     Moody’s. Moody’s evaluates the salient features that affect a commercial paper issuer’s financial and competitive position. Its appraisal includes, but is not limited to, the review of such factors as: quality of management, industry strengths and risks, vulnerability to business cycles, competitive position, liquidity measurements, debt structure, operating trends and access to capital markets. Differing degrees of weight are applied to these factors as deemed appropriate for individual situations.

Commercial paper issuers rated “Prime-1” are judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protection elements may change over the intermediate or long term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Issuers in the commercial paper market rated “Prime-2” are of high quality. Protection for short-term note holders is issued with liquidity and value of current assets as well as cash generation in sound relationship to current indebtedness. Aa bonds are rated lower than the best commercial paper issuers because margins of protection may not be as large or because fluctuations of protective elements over the near or intermediate term may be of greater amplitude. Temporary increases in relative short and overall debt charge may occur. Alternate means of financing remain assured.

Standard & Poor’s. S&P describes its highest (“A”) rating for commercial paper as follows, with the numbers 1, 2, and 3 being used to denote relative strength within the “A” classification. Liquidity ratios are adequate to meet cash requirements. Long-term senior debt rating should be “A” or better; in some instances “BBB” credits may be allowed if other factors outweigh the “BBB.” The issuer should have access to at least two additional channels of borrowing. Basic earnings and cash flow should have an upward trend, with allowances made for unusual circumstances. Typically, the issuer’s industry should be well established and the issuer should have a strong position within its industry. The reliability and quality of management should be unquestioned.

Corporate Debt

Moody’s. Moody’s describes its investment grade highest ratings for corporate bonds as follows: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

Standard & Poor’s. S&P describes its investment grade ratings for corporate bonds as follows: Ratings of AAA are the highest assigned by S&P to debt obligations and indicate an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

DESCRIPTION OF MUNICIPAL SECURITIES

Municipal Notes generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

Project notes, which carry a U.S. Government guarantee, are issued by public bodies (“local issuing agencies”) created under the laws of a state, territory or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of, and are payable from, seasonal tax revenues, such as income, sales, use and business taxes.

Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

Tax-Exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

General obligation bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

Revenue bonds generally are secured by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund.

Private activity bonds are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

Moody’s

Municipal Bonds that are rated Aaa by Moody’s are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make long-term risks appear somewhat larger than in Aaa securities.

Municipal Notes. Moody’s ratings for state and municipal notes and other short-term obligations are designated Moody’s Investment Grade (“MIG”) and for variable rate demand obligations are designated Variable Moody’s Investment Grade (“VMIG”). This distinction is in recognition of the differences between short-term credit risk and long-term credit risk. Notes bearing the designation MIG-1 or VMIG-1 are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Notes bearing the designation MIG-2 or VMIG-2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group.

Standard & Poor’s

Municipal Bonds rated AAA by S&P are the highest grade obligations. This rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

Municipal Notes. Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2, or -3) by S&P to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation SP-1+.

EAGLE CASH TRUST

PART C. OTHER INFORMATION

Item 23.                        Exhibits

(a)		Amended and Restated Declaration of Trust – filed herewith
(b)		Amended and Restated Bylaws – filed herewith
(c)		Voting trust agreement – none
(d)	(i)	Form of Investment Advisory and Administration Agreement between Registrant and Eagle Asset Management, Inc.– filed herewith
	(iii)	Form of Investment Subadvisory Agreement between Eagle Asset Management, Inc. and AllianceBernstein L.P. with respect to the Municipal Money Market Fund – filed herewith
(e)		Form of Distribution Agreement between Registrant and Eagle Fund Distributors, Inc. – filed herewith
(f)		Bonus, profit sharing or pension plans – none
(g)	(i)	Custodian Agreement between Registrant and State Street Bank and Trust Company [1]
	(ii)	Amended Fee Schedule to the Custodian Agreement [2]
	(iii)	Letter from Heritage Asset Management, Inc. to State Street Bank and Trust Company Referencing Registrant’s Name Change – filed herewith
(h)	(i)	Form of Transfer Agency and Service Agreement between Registrant and Eagle Fund Services, Inc. – filed herewith
	(ii)	Form of Fund Accounting and Pricing Service Agreement between Registrant and Eagle Fund Services, Inc. – filed herewith
(i)		Opinion and consent of counsel – filed herewith
(j)		Consent of Independent Registered Public Accounting Firm – filed herewith
(k)		Financial statements omitted from prospectus – none
(l)		Letter of investment intent [1]
(m)	(i)	Class A Distribution Plan pursuant to Rule 12b-1 – filed herewith

	(ii)	Class C Distribution Plan pursuant to Rule 12b-1 – filed herewith
(n)		Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 – filed herewith
(o)		None
(p)	(i)	Combined Code of Ethics for Eagle Asset Management, Inc., Eagle Boston Investment Management, Inc., Eagle Fund Distributors, Inc., Eagle Fund Services, Inc. and Eagle Mutual Funds – filed herewith
	(ii)	Code of Ethics AllianceBernstein L.P. – filed herewith
Other Exhibits
Power of Attorney for Messrs. Riess, Jarret, Graham, Meurer, Kinnicutt and Pappas and Ms. Talbot – filed herewith

_________________

[1]	Incorporated by reference from the Post-Effective Amendment No. 15 to the Registrant’s Registration Statement, SEC File No. 2-98635, filed previously on December 28, 1995.
[2]	Incorporated by reference from the Post-Effective Amendment No. 26 to the Registrant’s Registration Statement, SEC File No. 2-98635, filed previously on October 28, 2005.

Item 24.	Persons Controlled by or under Common Control with Registrant

None.

Item 25.	Indemnification

Article XI, Section 2 of the Registrant’s Declaration of Trust provides that:

(a)	Subject to the exceptions and limitations contained in paragraph (b) below:

(i)

every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii)

the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Covered Person:

(i)     who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)     in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d)      Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that:

(i)       such Covered Person shall have provided appropriate security for such undertaking;

(ii)      the Trust is insured against losses arising out of any such advance payments; or

(iii)     either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

Paragraph 8 of the Form of Investment Advisory and Administration Agreement (“Advisory Agreement”) between the Registrant and Eagle Asset Management, Inc. (“Eagle”) provides that Eagle shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Advisory Agreement relates except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Advisory Agreement. Any person, even though also an officer, partner, employee, or agent of Eagle, who may be or become an officer, director, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of Eagle even though paid by it.

Paragraph 9 of the Form of Investment Subadvisory Agreement (“Subadvisory Agreement”) between Eagle and AllianceBernstein L.P. (“Alliance”) provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of Alliance, or reckless disregard of its obligations and duties thereunder, Alliance shall not be subject to any liability to the Trust, or to any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services thereunder.

Paragraph 9 of the Form of Distribution Agreement (“Distribution Agreement”) between the Registrant and Eagle Fund Distributors, Inc. (“Distributor”) provides as follows, the Trust agrees to indemnify, defend and hold harmless the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers or directors, or any such controlling person may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, provided that in no event shall anything contained in this Distribution Agreement be construed so as to protect the Distributor against any liability to the Trust or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Distribution Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and be governed by the final adjudication of such issue.

Item 26.	I.	Business and Other Connections of Investment Adviser

Eagle Asset Management, Inc. is a Florida corporation that offers investment management services and is a registered investment adviser. Eagle’s offices are located at 880 Carillon Parkway, St. Petersburg, Florida 33716. Raymond James Financial, Inc. (“RJF”) owns all shares of stock of Eagle. Information as to the officers and directors of Eagle is included in its current Form ADV (File No. 801-21343) filed with the Securities and Exchange Commission.

II.	Business and Other Connections of Subadviser for the Municipal Money Market Fund

AllianceBernstein, L.P., a Delaware limited partnership and registered investment adviser with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment subadvisory agreement. Alliance is engaged primarily in the investment advisory business. Alliance is an indirect subsidiary controlled by AXA Financial, Inc. Information as to the officers and directors of Alliance is included in its current Form ADV (File No. 801-56720) filed with the Securities and Exchange Commission.

Item 27	Principal Underwriter

(a)     Eagle Fund Distributors, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, is also the principal underwriter for each of the following investment companies: Eagle Capital Appreciation Fund, Eagle Growth & Income Fund and each series of Eagle Series Trust. Eagle Fund Distributors, Inc. is a wholly owned subsidiary of Eagle Asset Management, Inc.

(b)     The directors and officers of the Registrant’s principal underwriter are:

Name	Positions & Offices with Underwriter	Position with Registrant

Richard J. Rossi	Director and President	None

Stephen G. Hill	Director	President

Richard B. Franz II	Director, Chief Financial Officer, Treasurer and Financial Principal	None

Kevin Starnes	Sr. Vice President, Sales	None

Mathew J. Calabro	Chief Administrative Officer	Senior Vice President and Principal Executive Officer

Damian Sousa	Chief Compliance Officer	None

Andrea N. Mullins	Assistant Treasurer	Treasurer, Principal Financial Officer and Secretary

Stephen W. Faber	Corporate Counsel and Secretary	None

Deborah Malina	Assistant Secretary	Assistant Secretary

The business address for each of the above directors and officers is 880 Carillon Parkway, St. Petersburg, Florida  33716.

Item 28	Location of Accounts and Records

     The books and other documents required by Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of the Registrant’s Custodian through February 28, 1994, except that Eagle maintains some or all of the records required by Rule 31a-1(b)(1), (2), (5), (6), (8), (9), (10) and (11); and Alliance will maintain some or all of the records required by Rule 31a-1(b)(2), (5), (6), (9), (10) and (11). Since March 1, 1994, all required records are maintained by Eagle at 880 Carillon Parkway, St. Petersburg, Florida 33716.

Item 29.	Management Services

None.

Item 30.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 32 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg and the State of Florida, on October 29, 2009.

EAGLE CASH TRUST

By:	/s/ Mathew J. Calabro
Mathew J. Calabro, Senior Vice President and
Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 31 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature		Title	Date
/s/ Richard K. Riess* Richard K. Riess		Chairman of the Board of Trustees	October 29, 2009
/s/ Keith B. Jarrett* Keith B. Jarrett		Trustee	October 29, 2009
/s/ C. Andrew Graham* C. Andrew Graham		Trustee	October 29, 2009
/s/ Lincoln Kinnicutt* Lincoln Kinnicutt		Trustee	October 29, 2009
/s/ William J. Meurer* William J. Meurer		Trustee	October 29, 2009
/s/ James L. Pappas* James L. Pappas		Trustee	October 29, 2009
/s/ Deborah L. Talbot* Deborah L. Talbot		Trustee	October 29, 2009
/s/ Mathew J. Calabro Mathew J. Calabro		Principal Executive Officer	October 29, 2009
/s/ Andrea N. Mullins Andrea N. Mullins		Principal Financial Officer	October 29, 2009
*By:	/s/ Mathew J. Calabro Mathew J. Calabro, Attorney-In-Fact

INDEX TO EXHIBITS

Exhibit	Description
EX-99.a	Amended and Restated Declaration of Trust
EX-99.b	Amended and Restated Bylaws
EX-99.d	Form of Investment Advisory and Administration Agreement between Registrant and Eagle Asset Management, Inc.
EX-99.d	Form of Investment Subadvisory Agreement between Eagle Asset Management, Inc. and AllianceBernstein L.P. with respect to the Municipal Money Market Fund
EX-99.e	Form of Distribution Agreement between Registrant and Eagle Fund Distributors, Inc.
EX-99.g	Letter from Heritage Asset Management, Inc. to State Street Bank and Trust Company Referencing Registrant’s Name Change
EX-99.h	Form of Transfer Agency and Service Agreement between Registrant and Eagle Fund Services, Inc.
EX-99.h	Fund Accounting and Pricing Service Agreement between Registrant and Eagle Fund Services, Inc.
EX-99.i	Opinion and consent of counsel
EX-99.j	Consent of Independent Registered Public Accounting Firm
EX-99.m	Class A Distribution Plan pursuant to Rule 12b-1
EX-99.m	Class C Distribution Plan pursuant to Rule 12b-1
EX-99.n	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3
EX-99.p	Combined Code of Ethics for Eagle Asset Management, Inc., Eagle Boston Investment Management, Inc., Eagle Fund Distributors, Inc., Eagle Fund Services, Inc. and Eagle Mutual Funds
EX-99.p	Code of Ethics AllianceBernstein L.P.
Power of Attorney for Messrs. Riess, Jarret, Graham, Meurer, Kinnicutt and Pappas and Ms. Talbot